    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 26, 2001
                                                    REGISTRATION NOS.: 33-48765
                                                                       811-6711
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ----------------
                                   FORM N-1A
                            REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                   [X]
                           PRE-EFFECTIVE AMENDMENT NO.                     [ ]
                         POST-EFFECTIVE AMENDMENT NO. 12                   [X]
                                     AND/OR
               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940                             [X]
                                AMENDMENT NO. 13                           [X]
                                ----------------
                MORGAN STANLEY DEAN WITTER SMALL CAP GROWTH FUND
                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                                BARRY FINK, ESQ.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                               ----------------
                                    COPY TO:

                            STUART M. STRAUSS, ESQ.
                              MAYER, BROWN & PLATT
                                 1675 BROADWAY
                            NEW YORK, NEW YORK 10019
                               ----------------
                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after this Post-Effective Amendment becomes effective. IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

                     ----   immediately upon filing pursuant to paragraph (b)

                       X    on April 30, 2001 pursuant to paragraph (b)
                     ----

                     ----   60 days after filing pursuant to paragraph (a)

                     ----   on (date) pursuant to paragraph (a) of rule 485.


           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

================================================================================

                                                     PROSPECTUS - APRIL 30, 2001



MORGAN STANLEY DEAN WITTER

                        -------------------------------------------------------



                                                          SMALL CAP GROWTH FUND



[GRAPHIC OMITTED]






                                  A MUTUAL FUND THAT SEEKS CAPITAL APPRECIATION

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS


The Fund                    Investment Objective .....................................  1
                            Principal Investment Strategies ..........................  1
                            Principal Risks ..........................................  2
                            Past Performance .........................................  4
                            Fees and Expenses ........................................  5
                            Additional Investment Strategy Information ...............  6
                            Additional Risk Information ..............................  7
                            Fund Management ..........................................  7
Shareholder Information     Pricing Fund Shares ......................................  9
                            How to Buy Shares ........................................  9
                            How to Exchange Shares ................................... 11
                            How to Sell Shares ....................................... 13
                            Distributions ............................................ 14
                            Tax Consequences ......................................... 15
                            Share Class Arrangements ................................. 16
Financial Highlights        .......................................................... 24
Our Family of Funds         ........................................... Inside Back Cover
                            This Prospectus contains important information about the Fund.
                            Please read it carefully and keep it for future reference.

THE FUND


[GRAPHIC OMITTED]


      INVESTMENT OBJECTIVE
--------------------------------
      Morgan Stanley Dean Witter Small Cap Growth Fund seeks capital appreciation.




[GRAPHIC OMITTED]


      PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------
(sidebar)
CAPITAL APPRECIATION
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
(end sidebar)


          The Fund will normally invest at least 65% of its assets in a diversified portfolio of common stocks and securities convertible into common stocks of small companies with market capitalizations, at the time of purchase, within the capitalization range of securities comprising the Standard & Poor's Small Cap 600 Index (approximately $32 million to $3 billion as of April 30, 2001). The Fund's "Sub-Advisor," TCW Investment Management Company, invests in companies that it believes exhibit superior earnings growth potential and attractive stock market valuations. In determining which securities to buy, hold or sell for the Fund, the Sub-Advisor uses its proprietary research in pursuing a philosophy that emphasizes individual company selection. Quantitative and qualitative standards are used to screen companies to provide a list of potential investment securities. The Sub-Advisor then subjects these securities to a fundamental analysis using a variety of criteria. There are no minimum rating or quality requirements with respect to the convertible securities in which the Fund may invest, and the Fund may invest up to 35% of its net assets in these investments.


          The Fund's small cap equity investments may include foreign securities (held either directly or in the form of depository receipts). However, the Fund may only invest up to 25% of its net assets in foreign securities that are not listed in the U.S. on a national securities exchange.


          Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A convertible security is a bond, preferred stock or other security that may be converted into a prescribed amount of common stock at a particular time and price. A depository receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.


          The remaining 35% of the Fund's assets may be invested in equity securities of medium-sized or large companies. The Fund may also invest in options and futures.



          In pursuing the Fund's investment objective, the Sub-Advisor has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Sub-Advisor in its discretion may determine to use some permitted trading strategies while not using others.

[GRAPHIC OMITTED]


      PRINCIPAL RISKS
--------------------------
          There is no assurance that the Fund will achieve its investment objective. The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.


          A principal risk of investing in the Fund is associated with its investments in common stock and securities convertible into common stock of small companies. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.


          Investing in securities of small companies may involve greater risk than is customarily associated with investing in more established companies. Often, small companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, financial resources and less experienced management. As a consequence, their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.


          Convertible Securities. The Fund may invest in convertible securities which subject the Fund to the risks associated with both fixed-income securities and common stocks. Fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.


          If the Fund invests in lower rated convertible securities, there are special risk considerations. The prices of lower rated securities may be greatly affected by adverse economic changes and individual corporate developments. This may result in increased price volatility of the Fund's lower rated portfolio securities and a corresponding volatility in the net asset value of the Fund.


          Foreign Securities. The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.


          Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.


          Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.


          Depository receipts involve substantially identical risks to those associated with direct investment in foreign securities.


          Other Risks. The performance of the Fund also will depend on whether the Sub-Advisor is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments including the risks associated with its investments in options and futures.



          Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other governmental agency.

[GRAPHIC OMITTED]


      PAST PERFORMANCE
----------------------------

(sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past seven calendar years.
(end sidebar)

(sidebar)
AVERAGE ANNUAL TOTAL RETURNS
This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period.
(end sidebar)


          The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.


                         ANNUAL TOTAL RETURNS -- CALENDAR YEARS


[GRAPHIC OMITTED]

-4.62%    60.12%    13.71%   10.64%    19.39%    132.45%   -37.88%
1994       '95       '96      '97       '98       '99       2000


The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. Year-to-date total return as of March 31, 2001 was --33.42%.



          During the periods shown in the bar chart, the highest return for a calendar quarter was 82.25% (quarter ended December 31, 1999), and the lowest return for a calendar quarter was --38.15% (quarter ended December 31, 2000).



             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)



                                                                  LIFE OF FUND
                                 PAST 1 YEAR     PAST 5 YEARS    (SINCE 8/2/93)
                                 -----------     ------------    --------------
  Class A(1)                        -40.82%           --               --
  Class B                           -40.87%        16.53%           17.81%
  Class C(1)                        -38.61%           --               --
  Class D(1)                        -37.39%           --               --
  Russell 2000(2)                    -3.02%        10.31%           11.63%
  The S&P Small Cap 600 Index(3)     11.80%        13.57%           13.66%


(1)  Classes A, C and D commenced operations on July 28, 1997.


(2) The Russell 2000 Index (Russell 2000) is a capitalization-weighted price-only index of the 2000 smallest stocks represented in the Russell 3000 Index. The Index does not include any expenses, fees, or charges. The Index is unmanaged and should not be considered an investment.

(3) The S&P SmallCap 600 Index consists of 600 domestic stocks chosen for market size, liquidity (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. It is a market-value weighted index (stock price times the number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

[GRAPHIC OMITTED]


      FEES AND EXPENSES
-----------------------------

(sidebar)
SHAREHOLDER FEES
These fees are paid directly from your investment.
(end sidebar)

(sidebar)
ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended February 28, 2001.
(end sidebar)



          The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.


                                                      CLASS A     CLASS B   CLASS C    CLASS D
                                                      -------     -------   -------    -------
  SHAREHOLDER FEES

  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)        5.25%(1)    None       None       None
  Maximum deferred sales charge (load) (as a
  percentage based on the lesser of the offering
  price or net asset value at redemption)              None(2)     5.00%(3)   1.00%(4)   None
  ANNUAL FUND OPERATING EXPENSES
  Management fee                                       1.00%       1.00%      1.00%      1.00%
  Distribution and service (12b-1) fees                0.17%       0.87%      1.00%      None
  Other expenses                                       0.16%       0.16%      0.16%      0.16%
  Total annual Fund operating expenses                 1.33%       2.03%      2.16%      1.16%


(1)  Reduced for purchases of $25,000 and over.

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

(4)  Only applicable if you sell your shares within one year after purchase.


          EXAMPLE

          This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


          The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.

                   IF YOU SOLD YOUR SHARES:                IF YOU HELD YOUR SHARES:
            --------------------------------------- --------------------------------------
            1 YEAR    3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
            -------- --------- --------- ---------- -------- --------- --------- ---------
  CLASS A     $653      $924    $1,216     $2,042    $ 653      $924    $1,216    $2,042
-----------   ----      ----    ------     ------    -----      ----    ------    ------
  CLASS B     $706      $937    $1,293     $2,358    $ 206      $637    $1,093    $2,358
-----------   ----      ----    ------     ------    -----      ----    ------    ------
  CLASS C     $319      $676    $1,159     $2,493    $ 219      $676    $1,159    $2,493
-----------   ----      ----    ------     ------    -----      ----    ------    ------
  CLASS D     $118      $368    $  638     $1,409    $ 118      $368    $  638    $1,409
-----------   ----      ----    ------     ------    -----      ----    ------    ------





[GRAPHIC OMITTED]


      ADDITIONAL INVESTMENT STRATEGY INFORMATION
---------------------------------------------------------

          This section provides additional information relating to the Fund's principal investment strategies.


          Other Investments. The Fund may invest up to 35% of its assets in the equity securities of medium-sized or large companies. The Fund's convertible securities investments may include zero coupon securities, which are purchased at a discount and either (i) pay no interest, or (ii) accrue interest, but make no payments until maturity.


          Options and Futures. The Fund may invest in put and call options and futures with respect to stock indexes. The Fund may use options and futures to seek to protect against a decline in securities prices or an increase in prices of securities that may be purchased.



          Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Sub-Advisor believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.


          Portfolio Turnover. The Fund may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this Prospectus shows the Fund's portfolio turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders. See the sections on "Distributions" and "Tax Consequences."



          The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.





[GRAPHIC OMITTED]


      ADDITIONAL RISK INFORMATION
----------------------------------------

          This section provides additional information relating to the principal risks of investing in the Fund.


          Options and Futures. If the Fund invests in options and/or futures, its participation in these markets would subject the Fund's portfolio to certain risks. The Sub-Advisor's predictions of movements in the direction of the stock markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.




[GRAPHIC OMITTED]


       FUND MANAGEMENT
----------------------------

(sidebar)
MORGAN STANLEY DEAN WITTER ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Dean Witter Services Company Inc., its wholly-owned subsidiary, had approximately $145 billion in assets under management as of March 31, 2001.
(end sidebar)

          The Fund has retained the Investment Manager -- Morgan Stanley Dean Witter Advisors Inc. -- to provide administrative services, manage its business affairs and supervise the investment of its assets. The Investment Manager has, in turn, contracted with the Sub-Advisor -- TCW Investment Management Company -- to invest the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World Trade Center, New York, NY 10048.



          The Sub-Advisor is a wholly-owned subsidiary of The TCW Group, Inc., whose direct and indirect subsidiaries provide a variety of trust, investment management and investment advisory services. The Sub-Advisor's main business office is located at 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017. The Sub-Advisor, together with its affiliated companies, had approximately $80 billion under management or committed to management primarily for institutional investors.

          The TCW Group has entered into a definitive agreement for the sale of a majority of its interests to Societe Generale Asset Management, S.A. ("SG Asset Management"). SG Asset Management, its parent, Societe Generale, S.A. ("Societe Generale"), and the TCW Group signed an agreement under which SG Asset Management will acquire a majority of the TCW Group, increasing to 70% over the next five years. The remaining 30% will be retained by the current shareholders and will be available for recirculation to employees for incentive purposes as Societe Generale repurchases them over time. The transaction is expected to be completed in summer, 2001. Upon consummation of the transaction, the Investment Manager's Sub-Advisory Agreement with TCW Investment Management Company will be deemed to have been assigned and, therefore, will terminate. The Fund's Board of Trustees has approved a new Sub-Advisory Agreement between the Investment Manager and TCW Investment Management Company, which is substantially identical to the current Sub-Advisory Agreement. The Board of Trustees will seek shareholders' approval of the new Sub-Advisory Agreement at a meeting of shareholders currently scheduled to take place on June 26, 2001.


          Founded in 1864, Societe Generale is one of the world's leading financial services companies and, through SG Asset Management, has over $150 billion under management. With the combination of TCW, the new SG Asset Management will have more than $230 billion of assets under management.


          Douglas S. Foreman, Christopher J. Ainley and Nicholas J. Capuano, Managing Directors of the Sub-Advisor, have been the primary portfolio managers of the Fund, since September 1994 in the case of Mr. Foreman, since April 1998 in the case of Mr. Ainley and since June 2000 in the case of Mr. Capuano. Messrs. Foreman and Ainley have been portfolio managers with The TCW Group, Inc. for over five years. Mr. Capuano has been associated with The TCW Group, Inc. for over five years, most recently as a portfolio manager and prior thereto as an analyst (1994-1998).


          The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. The Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of this fee. For the fiscal year ended February 28, 2001, the Fund accrued total compensation to the Investment Manager amounting to 1.00% of the Fund's average daily net assets.

SHAREHOLDER INFORMATION


[GRAPHIC OMITTED]


       PRICING FUND SHARES
-------------------------------
          The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.


          The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


          The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager and/or Sub-Advisor determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.


          An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.




[GRAPHIC OMITTED]


      HOW TO BUY SHARES
------------------------------

(sidebar)
CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Dean Witter Family of Funds and would like to contact a Financial Advisor, call (877) 937-MSDW (toll-free) for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.msdwadvice.com/funds
(end sidebar)


          You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.



          Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your

          Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.


          When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.


(sidebar)
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)


MINIMUM INVESTMENT AMOUNTS

                                                       MINIMUM INVESTMENT
                                                       -------------------
INVESTMENT OPTIONS                                     INITIAL  ADDITIONAL
  Regular Accounts                                     $1,000      $100
  Individual Retirement Accounts:   Regular IRAs       $1,000      $100
                                    Education IRAs     $  500      $100
  EasyInvest(SM)
  (Automatically from your
  checking or savings account
  or Money Market Fund)                                $  100*     $100*

*    Provided your schedule of investments totals $1,000 in twelve months.




          There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.


          Investment Options for Certain Institutional and Other
          Investors/Class D Shares.
          To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.


          Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:


          o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

          o Make out a check for the total amount payable to: Morgan Stanley Dean Witter Small Cap Growth Fund.

          o Mail the letter and check to Morgan Stanley Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.




[GRAPHIC OMITTED]


      HOW TO EXCHANGE SHARES
------------------------------------

          Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Dean Witter Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or FSC Fund. If a Morgan Stanley Dean Witter Fund is not listed, consult the inside back cover of that fund's prospectus for its designation.


          Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Dean Witter Funds, exchanges are not available into any new Morgan Stanley Dean Witter Fund during its initial offering period, or when shares of a particular Morgan Stanley Dean Witter Fund are not being offered for purchase.


          Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Dean Witter Trust FSB -- and then write the transfer agent or call
          (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


          An exchange to any Morgan Stanley Dean Witter Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.



          The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

          Telephone Exchanges. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.


          Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.



          Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.


          Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Dean Witter Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.



          You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.


          Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Dean Witter Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.



          CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Dean Witter Fund that are exchanged for shares of another.


          For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.

[GRAPHIC OMITTED]


      HOW TO SELL SHARES
-------------------------------
          You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next share price calculated after we receive your order to sell as described below.


OPTIONS               PROCEDURES
--------------------- -----------------------------------------------------------------------------------------------
  Contact Your        To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
  Financial Advisor   financial representative.
                      -----------------------------------------------------------------------------------------------
  [GRAPHIC OMITTED]   Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
                      -----------------------------------------------------------------------------------------------
  By Letter           You can also sell your shares by writing a "letter of instruction" that includes:
                      o  your account number;
  [GRAPHIC OMITTED]   o  the name of the Fund;
                      o  the dollar amount or the number of shares you wish to sell;
                      o  the Class of shares you wish to sell; and
                      o  the signature of each owner as it appears on the account.
                      -----------------------------------------------------------------------------------------------
                      If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Dean Witter Trust FSB. (You should contact Morgan Stanley Dean Witter Trust FSB at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                      -----------------------------------------------------------------------------------------------
                      Mail the letter to Morgan Stanley Dean Witter Trust FSB at P.O. Box 983, Jersey City, NJ
                      07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                      -----------------------------------------------------------------------------------------------
                      A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
                      -----------------------------------------------------------------------------------------------
  Systematic          If your investment in all of the Morgan Stanley Dean Witter Family of Funds has a total
  Withdrawal Plan     market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly,
[GRAPHIC OMITTED]     quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
                      -----------------------------------------------------------------------------------------------
                      Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class
                      Arrangements" section of this Prospectus.
                      -----------------------------------------------------------------------------------------------
                      To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial
                      Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time.
                      Please remember that withdrawals from the plan are sales of shares, not Fund "distributions,"
                      and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
                      -----------------------------------------------------------------------------------------------


          Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

          Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.


          Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.


          Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.


          Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest(SM), if after 12 months the shareholder has invested less than $1,000 in the account.


          However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.



          Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.





[GRAPHIC OMITTED]



      DISTRIBUTIONS
------------------------
(sidebar)
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Dean Witter Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)

          The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."


          The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders semi-annually. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.



          Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.





[GRAPHIC OMITTED]


       TAX CONSEQUENCES
----------------------------
          As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.


          Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

          o  The Fund makes distributions; and

          o You sell Fund shares, including an exchange to another Morgan Stanley Dean Witter Fund.


          Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.


          Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.



          Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Dean Witter Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.


          When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax of 31% on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.




[GRAPHIC OMITTED]


       SHARE CLASS ARRANGEMENTS
-------------------------------------

          The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.



          The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge. Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.



          The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:



                                                                                                 MAXIMUM
CLASS     SALES CHARGE                                                                      ANNUAL 12B-1FEE
-----     ------------                                                                      ---------------
  A       Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more;
          shares sold without an initial sales charge are generally subject to a 1.0% CDSC
          during the first year                                                                  0.25%
  B       Maximum 5.0% CDSC during the first year decreasing to 0% after six years               1.00%
  C       1.0% CDSC during the first year                                                        1.00%
  D       None                                                                                   None



          CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class.

          The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

(sidebar)
FRONT-END SALES CHARGE OR FSC

An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
(end sidebar)



                                                  FRONT-END SALES CHARGE
                                       ----------------------------------------------
                                           PERCENTAGE OF       APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION           PUBLIC OFFERING PRICE   OF NET AMOUNT INVESTED
----------------------------           ---------------------   ----------------------
  Less than $25,000                            5.25%                   5.54%
  $25,000 but less than $50,000                4.75%                   4.99%
  $50,000 but less than $100,000               4.00%                   4.17%
  $100,000 but less than $250,000              3.00%                   3.09%
  $250,000 but less than $1 million            2.00%                   2.04%
  $1 million and over                          0.00%                   0.00%


          The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

          o A single account (including an individual, trust or fiduciary account).

          o Family member accounts (limited to husband, wife and children under the age of 21).

          o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

          o    Tax-exempt organizations.

          o Groups organized for a purpose other than to buy mutual fund shares.


          Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.



          Right of Accumulation. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.

          You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Dean Witter Trust FSB if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.


          Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.



          Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

          o A trust for which Morgan Stanley Dean Witter Trust FSB provides discretionary trustee services.


          o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

          o Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

          o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Dean Witter Trust FSB serves as trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.

          o A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

          o A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that:
               (1) you sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a money market fund.

          o Current or retired Directors or Trustees of the Morgan Stanley Dean Witter Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

          o Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, such persons' spouses and children under the age of 21 and trust accounts for which any of such persons is a beneficiary.



          CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.


(sidebar)
CONTINGENT DEFERRED SALES CHARGE OR CDSC

A fee you pay when you sell shares of certain Morgan Stanley Dean Witter Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
(end sidebar)



                                      CDSC AS A PERCENTAGE
YEAR SINCE PURCHASE PAYMENT MADE       OF AMOUNT REDEEMED
--------------------------------      --------------------
  First                                     5.0%
  Second                                    4.0%
  Third                                     3.0%
  Fourth                                    2.0%
  Fifth                                     2.0%
  Sixth                                     1.0%
  Seventh and thereafter                    None



          Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

          CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:


          o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.


          o Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

          o Sales of shares held for you as a participant in a Morgan Stanley Eligible Plan.

          o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

          o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.



          All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.


          Distribution Fee. Class B shares are subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gain distributions), less the average daily aggregate net asset value of the

          Fund's Class B shares sold by all shareholders since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.


          Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)



          In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Dean Witter Fund purchased by that plan.



          Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.


          If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.



          Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect, the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.


          For example, if you held Class B shares of the Fund in a regular account for one year, exchanged to Class B of another Morgan Stanley Dean Witter Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.


          In addition, shares that are exchanged into or from a Morgan Stanley Dean Witter Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.


          CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.


          Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.



          CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

          o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

          o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two classes.

          o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor. However, Class D shares are not offered for investments made through Section 529 plans or donor-advised charitable gift funds (regardless of the size of the investment).

          o Employee benefit plans maintained by Morgan Stanley Dean Witter & Co. or any of its subsidiaries for the benefit of certain employees of Morgan Stanley Dean Witter & Co. and its subsidiaries.


          o    Certain unit investment trusts sponsored by Morgan Stanley DW.


          o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

          o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.



          Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Dean Witter Funds you currently own that you acquired in exchange for those shares.



          NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.


          PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each year. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


The information for the fiscal year ended February 28, 2001 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The financial highlights for prior fiscal periods have been audited by other independent auditors.



                                                                                                               FOR THE PERIOD
                                                               FOR THE YEAR ENDED FEBRUARY 28,                 JULY 28, 1997*
                                                  ----------------------------------------------------------       THROUGH
                                                        2001               2000**              1999          FEBRUARY 28, 1998
                                                  ------------------- ------------------- ------------------ ------------------
 CLASS A SHARES++
 SELECTED PER SHARE DATA:
 Net asset value, beginning of period                  $ 62.72             $ 23.13             $ 21.18            $ 18.12
 Income (loss) from investment operations:
  Net investment loss                                    (0.40)              (0.41)              (0.29)             (0.15)
  Net realized and unrealized gain (loss)               (36.19)              42.93                2.24               3.21
                                                       -------             -------             -------            -------
 Total income (loss) from investment operations         (36.59)              42.52                1.95               3.06
 Less distributions from net realized gain               (1.71)              (2.93)                 --                 --
 Net asset value, end of period                        $ 24.42             $ 62.72             $ 23.13            $ 21.18
 TOTAL RETURN+                                          (59.57)%            191.77%               9.21%             16.89%(1)
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                                1.33%(3)            1.40%(3)            1.50%(3)           1.52%(2)
 Net investment loss                                    (0.95)%(3)          (1.13)%(3)          (1.40)%(3)         (1.32)%(2)
 SUPPLEMENTAL DATA:
 Net assets, end of period, in thousands              $21,357             $36,835              $2,450             $  276
 Portfolio turnover rate                                   37%                 59%                 51%                61%(1)



*     The date shares were first issued.
**    Year ended February 29.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                   FOR THE YEAR ENDED FEBRUARY 28,         FOR THE YEAR ENDED FEBRUARY 28,
                                                  ----------------------------------- -------------------------------------------
                                                      2001++             2000*++          1999++         1998**++        1997
                                                  ---------------- ------------------ ---------------- ------------ -------------
 CLASS B SHARES
 SELECTED PER SHARE DATA:
 Net asset value, beginning of period                $  61.57         $    22.84          $  21.08       $  15.73     $  16.24
-------------------------------------------------    ---------        -----------         ---------      --------     --------
 Income (loss) from investment operations:
  Net investment loss                                   (0.69)             (0.55)            (0.43)         (0.37)       (0.26)
  Net realized and unrealized gain (loss)              (35.41)             42.21              2.19           5.72        (0.25)
                                                     ---------        -----------         ---------      --------     --------
 Total income (loss) from investment operations        (36.10)             41.66              1.76           5.35        (0.51)
-------------------------------------------------    ---------        -----------         ---------      --------     --------
 Less distributions from net realized gain              (1.71)             (2.93)               --             --           --
-------------------------------------------------    ---------        -----------         ---------      --------     --------
 Net asset value, end of period                      $  23.76         $    61.57          $  22.84       $  21.08     $  15.73
-------------------------------------------------    ---------        -----------         ---------      --------     --------
 TOTAL RETURN+                                         (59.89)%           190.41%             8.35%         34.01%       (3.14)%
-------------------------------------------------    ---------        -----------         ---------      --------     --------
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                                2.03%(1)           1.85%(1)          2.18%(1)       2.25%        2.15%
 Net investment loss                                    (1.65)%(1)         (1.58)%(1)        (2.08)%(1)     (2.05)%      (1.70)%
-------------------------------------------------    ----------       ------------        ----------     --------     --------
 SUPPLEMENTAL DATA:
 Net assets, end of period, in thousands             $459,380         $1,069,967          $322,489       $340,665     $268,783
 Portfolio turnover rate                                   37%                59%               51%            61%          42%




*     Year ended February 29.
** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                                                               FOR THE PERIOD
                                                               FOR THE YEAR ENDED FEBRUARY 28,                 JULY 28, 1997*
                                                  ----------------------------------------------------------       THROUGH
                                                          2001               2000**              1999         FEBRUARY 28, 1998
                                                  ------------------- ------------------- ------------------ ------------------
 CLASS C SHARES++
 SELECTED PER SHARE DATA:
 Net asset value, beginning of period                    $ 61.40             $ 22.85             $ 21.08            $ 18.12
-------------------------------------------------        --------            --------            -------            ---------
 Income (loss) from investment operations:
  Net investment loss                                      (0.73)              (0.70)              (0.45)             (0.24)
  Net realized and unrealized gain (loss)                 (35.29)              42.18                2.22               3.20
                                                         --------            --------            -------            ---------
 Total income (loss) from investment operations           (36.02)              41.48                1.77               2.96
-------------------------------------------------        --------            --------            -------            ---------
 Less distributions from net realized gain                 (1.71)              (2.93)                 --                 --
-------------------------------------------------        --------            --------            -------            ---------
 Net asset value, end of period                          $ 23.67             $ 61.40             $ 22.85            $ 21.08
-------------------------------------------------        --------            --------            -------            ---------
 TOTAL RETURN+                                            (59.93)%            189.51%               8.35%             16.39%(1)
-------------------------------------------------        --------            --------            -------            ---------
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                                   2.16%(3)            2.18%(3)            2.26%(3)           2.29%(2)
 Net investment loss                                       (1.78)%(3)          (1.91)%(3)          (2.16)%(3)         (2.10)%(2)
-------------------------------------------------        ---------           ---------           ---------          ---------
 SUPPLEMENTAL DATA:
 Net assets, end of period, in thousands                 $19,639             $28,675             $ 2,662             $  923
 Portfolio turnover rate                                      37%                 59%                 51%                61%(1)



*     The date shares were first issued.
**    Year ended February 29.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                                                               FOR THE PERIOD
                                                               FOR THE YEAR ENDED FEBRUARY 28,                 JULY 28, 1997*
                                                  ----------------------------------------------------------       THROUGH
                                                          2001               2000**              1999         FEBRUARY 28, 1998
                                                  ------------------- ------------------- ------------------ ------------------
 CLASS D SHARES++
 SELECTED PER SHARE DATA:
 Net asset value, beginning of period                    $ 63.11             $ 23.20             $ 21.21            $ 18.12
-------------------------------------------------        --------            --------            -------            ---------
 Income (loss) from investment operations:
  Net investment loss                                      (0.32)              (0.35)              (0.24)             (0.12)
  Net realized and unrealized gain (loss)                 (36.48)              43.19                2.23               3.21
                                                         --------            --------            -------            ---------
 Total income (loss) from investment operations           (36.80)              42.84                1.99               3.09
-------------------------------------------------        --------            --------            -------            ---------
 Less distributions from net realized gain                 (1.71)              (2.93)                 --                 --
-------------------------------------------------        --------            --------            -------            ---------
 Net asset value, end of period                          $ 24.60             $ 63.11             $ 23.20            $ 21.21
-------------------------------------------------        --------            --------            -------            ---------
 TOTAL RETURN+                                            (59.53)%            192.59%               9.38%             17.05%(1)
-------------------------------------------------        --------            --------            -------            ---------
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                                   1.16%(3)            1.18%(3)            1.26%(3)           1.27%(2)
 Net investment loss                                       (0.78)%(3)          (0.91)%(3)          (1.16)%(3)         (1.10)%(2)
-------------------------------------------------        ---------           ---------           ---------          ---------
 SUPPLEMENTAL DATA:
 Net assets, end of period, in thousands                 $41,207             $21,570             $    13             $   12
 Portfolio turnover rate                                      37%                 59%                 51%                61%(1)



*     The date shares were first issued.
**    Year ended February 29.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

NOTES



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28

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                                                                              29

MORGAN STANLEY DEAN WITTER
FAMILY OF FUNDS


                          The Morgan Stanley Dean Witter Family of Funds offers investors a wide range of investment choices. Come on in and meet the family!




 GROWTH FUNDS
                           GROWTH FUNDS                               THEME FUNDS
                           Aggressive Equity Fund                     Financial Services Trust
                           All Star Growth Fund                       Health Sciences Trust
                           American Opportunities Fund                Information Fund
                           Capital Growth Securities                  Natural Resource Development Securities
                           Developing Growth Securities Trust         Technology Fund
                           Growth Fund                                GLOBAL/INTERNATIONAL FUNDS
                           Market Leader Trust                        Competitive Edge Fund - "Best Ideas" Portfolio
                           Mid-Cap Equity Trust                       European Growth Fund
                           New Discoveries Fund                       Fund of Funds - International Portfolio
                           Next Generation Trust                      International Fund
                           Small Cap Growth Fund                      International SmallCap Fund
                           Special Value Fund                         International Value Equity Fund
                           Tax-Managed Growth Fund                    Japan Fund
                           21st Century Trend Fund                    Latin American Growth Fund
                                                                      Pacific Growth Fund


 GROWTH & INCOME FUNDS     GROWTH & INCOME FUNDS                      Total Market Index Fund
                           Balanced Growth Fund                       Total Return Trust
                           Balanced Income Fund                       Value Fund
                           Convertible Securities Trust               Value-Added Market Series/Equity Portfolio
                           Dividend Growth Securities                 THEME FUNDS
                           Equity Fund                                Real Estate Fund
                           Fund of Funds - Domestic Portfolio         Utilities Fund
                           Income Builder Fund                        GLOBAL FUNDS
                           S&P 500 Index Fund                         Global Dividend Growth Securities
                           S&P 500 Select Fund                        Global Utilities Fund
                           Strategist Fund

 INCOME FUNDS              GOVERNMENT INCOME FUNDS                    GLOBAL INCOME FUNDS
                           Federal Securities Trust                   North American Government Income Trust
                           Short-Term U.S. Treasury Trust             TAX-FREE INCOME FUNDS
                           U.S. Government Securities Trust           California Tax-Free Income Fund
                           DIVERSIFIED INCOME FUNDS                   Hawaii Municipal Trust(FSC)
                           Diversified Income Trust                   Limited Term Municipal Trust(NL)
                                                                      Multi-State Municipal Series Trust(FSC)
                           CORPORATE INCOME FUNDS                     New York Tax-Free Income Fund
                           High Yield Securities                      Tax-Exempt Securities Trust
                           Intermediate Income Securities
                           Short-Term Bond Fund(NL)

 MONEY MARKET FUNDS        TAXABLE MONEY MARKET FUNDS                 TAX-FREE MONEY MARKET FUNDS
                           Liquid Asset Fund(MM)                      California Tax-Free Daily Income Trust(MM)
                           U.S. Government Money Market Trust(MM)     New York Municipal Money Market Trust(MM)
                                                                      Tax-Free Daily Income Trust(MM)



There may be funds created after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designation, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Dean Witter Fund, except for North American Government Income Trust and Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

                                                     PROSPECTUS - APRIL 30, 2001


Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:



                                (800) 869-NEWS



You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:

                            www.msdwadvice.com/funds


Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

TICKER SYMBOLS:

Class A:      SMPAX        Class C:      SMPCX
-------------------        -------------------
Class B:      SMPBX        Class D:      SMPDX
-------------------        -------------------


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-6711)

Morgan Stanley Dean Witter



                                                           SMALL CAP GROWTH FUND

[GRAPHIC OMITTED]


                                                              A MUTUAL FUND THAT
                                                      SEEKS CAPITAL APPRECIATION

STATEMENT OF ADDITIONAL INFORMATION
                                                  MORGAN STANLEY
                                                  DEAN WITTER
April 30, 2001                                    SMALL CAP
                                                  GROWTH FUND


--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus. The Prospectus (dated April 30, 2001) for Morgan Stanley Dean Witter Small Cap Growth Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.




Morgan Stanley Dean Witter
Small Cap Growth Fund
Two World Trade Center
New York, NY 10048
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------



I.    Fund History ...........................................................  4
II.   Description of the Fund and Its Investments and Risks ..................  4
          A. Classification ..................................................  4
          B. Investment Strategies and Risks .................................  4
          C. Fund Policies/Investment Restrictions ........................... 13
III.  Management of the Fund ................................................. 14
          A. Board of Trustees ............................................... 14
          B. Management Information .......................................... 14
          C. Compensation .................................................... 19
IV.   Control Persons and Principal Holders of Securities ............... .... 21
V.    Investment Management and Other Services ............................... 21
          A. Investment Manager and Sub-Advisor .............................. 21
          B. Principal Underwriter ........................................... 22
          C. Services Provided by the Investment Manager and the Sub-Advisor . 23
          D. Dealer Reallowances ............................................. 24
          E. Rule 12b-1 Plan ................................................. 24
          F. Other Service Providers ......................................... 28
          G. Codes of Ethics ................................................. 28
VI.   Brokerage Allocation and Other Practices ............................... 28
          A. Brokerage Transactions .......................................... 28
          B. Commissions ..................................................... 29
          C. Brokerage Selection ............................................. 29
          D. Directed Brokerage .............................................. 30
          E. Regular Broker-Dealers .......................................... 30
VII.  Capital Stock and Other Securities ..................................... 30
VIII. Purchase, Redemption and Pricing of Shares ............................. 31
          A. Purchase/Redemption of Shares ................................... 31
          B. Offering Price .................................................. 31
IX.   Taxation of the Fund and Shareholders .................................. 32
X.    Underwriters ........................................................... 34
XI.   Calculation of Performance Data ........................................ 34
XII.  Financial Statements ................................................... 36

                       GLOSSARY OF SELECTED DEFINED TERMS


     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).



     "Custodian " - The Bank of New York.



     "Distributor " - Morgan Stanley Dean Witter Distributors Inc., a wholly-owned broker-dealer subsidiary of MSDW.



     "Financial Advisors " - Morgan Stanley authorized financial services representatives.



     "Fund " - Morgan Stanley Dean Witter Small Cap Growth Fund, a registered open-end investment company.


     "Independent Trustees " - Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.


     "Investment Manager " - Morgan Stanley Dean Witter Advisors Inc., a wholly-owned investment advisor subsidiary of MSDW.


     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of MSDW.



     "Morgan Stanley DW " - Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of MSDW.



     "Morgan Stanley Dean Witter Funds " - Registered investment companies (i) for which the Investment Manager serves as the investment advisor; and (ii) that hold themselves out to investors as related companies for investment and investor services.


     "MSDW " - Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.


     "MSDW Services Company " - Morgan Stanley Dean Witter Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.


     "Sub-Advisor " - The TCW Investment Management Company, a wholly-owned subsidiary of TCW.


     "TCW " - The TCW Group, Inc., a preeminent investment management and investment advisory services firm.


     "Transfer Agent " - Morgan Stanley Dean Witter Trust FSB, a wholly-owned transfer agent subsidiary of MSDW.


     "Trustees " - The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------

     The Fund was organized under the laws of the Commonwealth of Massachusetts on March 11, 1992 as a Massachusetts business trust under the name "TCW/DW Small Cap Growth Fund." On February 25, 1999 the Fund's Trustees adopted an Amendment to the Fund's Declaration of Trust changing the name of the Fund to Morgan Stanley Dean Witter Small Cap Growth Fund, effective June 28, 1999.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
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A. CLASSIFICATION


     The Fund is an open-end, non-diversified management investment company whose investment objective is to seek capital appreciation. The Fund is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal securities law. Compared with "diversified" funds, the Fund may invest a greater percentage of its assets in the securities of an individual corporation or governmental entity. Thus, the Fund's assets may be concentrated in fewer securities than other funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree. The Fund's investments, however, are currently diversified and may remain diversified in the future.


B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

     CONVERTIBLE SECURITIES. The Fund may invest in fixed-income securities which are convertible into common stock of the issuer. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

     MONEY MARKET SECURITIES. In addition to the short-term fixed-income securities in which the Fund may otherwise invest, the Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. Government securities and obligations of savings institutions and repurchase agreements. Such securities are limited to:

     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;


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     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate; and


     Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investor's Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and


     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition, by the Fund, of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.


     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager and/or Sub-Advisor. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

     OPTION AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed and OTC options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing



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corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange, at the excercise price.

     Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities and on the U.S. dollar, without limit.


     The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option decline in value.

     The Fund may be required, at any time during the option period, to deliver the underlying security against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.


     A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

     Options written by the Fund normally have expiration dates of from up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.


     Covered Put Writing. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Fund's assets. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.


     Purchasing Call and Put Options. The Fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

     OTC Options. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer,


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without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.


     Risks of Options Transactions. The successful use of options depends on the ability of the Investment Manager and/or Sub-Advisor to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.


     The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     Stock Index Options. The Fund may invest in options on broadly based indexes. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.


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     Risks of Options on Indexes. Because exercises of stock index options are settled in cash, the Fund could not, if it wrote a call option, provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options.


     When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

     A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

     Futures Contracts. The Fund may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and/or any foreign government fixed-income security, on various currencies and on such indexes of U.S. securities as may exist or come into existence.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

     The Fund will purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio securities against changes in their prices. If the Sub-Advisor anticipates that the prices of securities held by the Fund may fall, the Fund may sell an index futures contract. Conversely, if the Fund wishes to hedge against anticipated price rises in those securities which the Fund intends to purchase, the Fund may purchase an index futures contract.


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     In addition, interest rate, index futures will be bought or sold in order to close out a short or long position maintained by the Fund in a corresponding futures contract.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.


     Margin. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.


     Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

     Limitations on Futures Contracts and Options in Futures. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

     Risks of Transactions in Futures Contracts and Related Options. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly


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with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Manager may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If the Fund maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the


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purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

     A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

     INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own management fees, investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.

     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its total assets.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment.

While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Sub-Advisor determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward currency exchange contracts as a hedge against fluctuations in future foreign exchange rates. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders and their customers. Such forward contracts will be entered into only with United States banks and their foreign branches or foreign banks, insurance companies and other dealers whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.


     When the Fund's Sub-Advisor believes that a particular foreign currency may experience a substantial movement against the U.S. dollar, it may enter into a forward contract to purchase or sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.


     PRIVATE PLACEMENTS AND RESTRICTED SECURITIES. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as "private placements" or "restricted securities." Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.


     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Sub-Advisor, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may invest up to 5% of the value of its net assets in warrants, including not more than 2% in warrants not listed on either the New York or American Stock Exchange. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it. The Fund may acquire warrants and subscription rights attached to other securities without reference to the percentage limitations.


     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock. The Fund may invest up to 5% of the value of its net assets in rights.



C. FUND POLICIES/INVESTMENT RESTRICTIONS


     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.


    The Fund will:

    1. Seek capital appreciation.

    The Fund may not:

    1. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to cash equivalents.

    2. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than 3 years of continuous operation. This restriction does not apply to any obligation of the United States Government, its agencies or instrumentalities.

    3. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

    4. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

    5. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell financial or stock index futures contracts.

    6. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

    7. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings effected within the limitations set forth in restriction (6). For the purpose of this restriction, collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

    8. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis;
       (c) purchasing or selling any financial futures contracts; (d) borrowing money, or (e) lending portfolio securities.

    9. Make loans of money or securities, except: (a) by the purchase of portfolio securities; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

   10. Make short sales of securities.

   11. Purchase securities on margin, except for short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

   12. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

   13. Invest for the purpose of exercising control or management of any other issuer.

     In addition, as a non-fundamental policy, the Fund may not (1) as to 75% of its assets, purchase more than 10% of the voting securities of any issuer, and (2) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or by purchase in the open market of securities of closed-end investment companies where no underwriter's or dealer's commission or profit, other than customary broker's commissions, is involved and only if immediately thereafter not more than (a) 5% of the Fund's total assets, taken at market value, would be invested in any one such company and (b) 10% of the Fund's total assets would be invested in such securities.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES



     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.


     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.


B. MANAGEMENT INFORMATION



     TRUSTEES AND OFFICERS. The Board of the Fund consists of nine (9) Trustees. These same individuals also serve as trustees for all of the Morgan Stanley Dean Witter Funds. Six Trustees (67% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, MSDW or the Sub-Advisor's parent company, TCW. These are the "disinterested" or "independent" Trustees. The other three Trustees (the "management Trustees") are affiliated with the Investment Manager.


     The Trustees and executive officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Investment Manager or the Sub-Advisor, and with the Morgan Stanley Dean Witter Funds (there were 97 such Funds as of the calendar year ended December 31, 2000), are shown below.






 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ----------------------------------------------------
Michael Bozic (60) ........................   Retired; Director or Trustee of the Morgan Stanley
Trustee                                       Dean Witter Funds; formerly Vice Chairman of
c/o Mayer, Brown & Platt                      Kmart Corporation (December 1998-October
Counsel to the Independent Trustees           2000), Chairman and Chief Executive Officer of
1675 Broadway                                 Levitz Furniture Corporation (November 1995-
New York, New York                            November 1998) and President and Chief
                                              Executive Officer of Hills Department Stores (May
                                              1991-July 1995); formerly variously Chairman,
                                              Chief Executive Officer, President and Chief
                                              Operating Officer (1987-1991) of the Sears
                                              Merchandise Group of Sears, Roebuck and Co.;
                                              Director of Weirton Steel Corporation.

Charles A. Fiumefreddo* (67) ..............   Chairman, Director or Trustee and Chief Executive
Chairman of the Board                         Officer of the Morgan Stanley Dean Witter Funds;
Chief Executive Officer and Trustee           formerly Chairman, Chief Executive Officer and
Two World Trade Center                        Director of the Investment Manager, the Distributor
New York, New York                            and MSDW Services Company; Executive Vice
                                              President and Director of Morgan Stanley DW;
                                              Chairman and Director of the Transfer Agent;
                                              formerly Director and/or officer of various MSDW
                                              subsidiaries (until June 1998).

Edwin J. Garn (68) ........................   Director or Trustee of the Morgan Stanley Dean
Trustee                                       Witter Funds; formerly United States Senator (R-
c/o Summit Ventures LLC                       Utah) (1974-1992) and Chairman, Senate Banking
1 Utah Center                                 Committee (1980-1986); formerly Mayor of Salt
201 S. Main Street                            Lake City, Utah (1971-1974); formerly Astronaut,
Salt Lake City, Utah                          Space Shuttle Discovery (April 12-19, 1985); Vice
                                              Chairman, Huntsman Corporation (chemical
                                              company); Director of Franklin Covey (time
                                              management systems), BMW Bank of North
                                              America, Inc. (industrial loan corporation), United
                                              Space Alliance (joint venture between Lockheed
                                              Martin and the Boeing Company) and Nuskin Asia
                                              Pacific (multilevel marketing); member of the Utah
                                              Regional Advisory Board of Pacific Corp.; member
                                              of the board of various civic and charitable
                                              organizations.

 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ----------------------------------------------------
Wayne E. Hedien (67) ......................   Retired; Director or Trustee of the Morgan Stanley
Trustee                                       Dean Witter Funds; Director of The PMI Group,
c/o Mayer, Brown & Platt                      Inc. (private mortgage insurance); Trustee and
Counsel to the Independent Trustees           Vice Chairman of The Field Museum of Natural
1675 Broadway                                 History; formerly associated with the Allstate
New York, New York                            Companies (1966-1994), most recently as
                                              Chairman of The Allstate Corporation (March 1993-
                                              December 1994) and Chairman and Chief
                                              Executive Officer of its wholly-owned subsidiary,
                                              Allstate Insurance Company (July 1989-December
                                              1994); director of various other business and
                                              charitable organizations.

James F. Higgins* (53) ....................   Chairman of the Private Client Group of MSDW
Trustee                                       (since August 2000); Director of the Transfer Agent
Two World Trade Center                        and Dean Witter Realty Inc.; Director or Trustee of
New York, New York                            the Morgan Stanley Dean Witter Funds (since
                                              June 2000); previously President and Chief
                                              Operating Officer of the Private Client Group of
                                              MSDW (May 1999-August 2000), President and
                                              Chief Operating Officer of Individual Securities of
                                              MSDW (February 1997-May 1999), President and
                                              Chief Operating Officer of Dean Witter Securities
                                              of MSDW (1995-February 1997), and Director
                                              (1985-1997) of Morgan Stanley DW.

Dr. Manuel H. Johnson (52) ................   Senior Partner, Johnson Smick International, Inc.,
Trustee                                       a consulting firm; Co-Chairman and a founder of
c/o Johnson Smick International, Inc.         the Group of Seven Council (G7C), an international
1133 Connecticut Avenue, N.W.                 economic commission; Chairman of the Audit
Washington, D.C.                              Committee and Director or Trustee of the Morgan
                                              Stanley Dean Witter Funds; Director of Greenwich
                                              Capital Markets, Inc. (broker-dealer), Independence
                                              Standards Board (private sector organization
                                              governing independence of auditors) and NVR,
                                              Inc. (home construction); Chairman and Trustee of
                                              the Financial Accounting Foundation (oversight
                                              organization of the Financial Accounting Standards
                                              Board); formerly Vice Chairman of the Board of
                                              Governors of the Federal Reserve System (1986-
                                              1990) and Assistant Secretary of the U.S. Treasury.

Michael E. Nugent (64) ....................   General Partner, Triumph Capital, L.P., a private
Trustee                                       investment partnership; Chairman of the Insurance
c/o Triumph Capital, L.P.                     Committee and Director or Trustee of the Morgan
237 Park Avenue                               Stanley Dean Witter Funds; formerly Vice
New York, New York                            President, Bankers Trust Company and BT Capital
                                              Corporation (1984-1988); director of various
                                              business organizations.

 NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   -----------------------------------------------------
Philip J. Purcell* (57) ...................   Chairman of the Board of Directors and Chief
Trustee                                       Executive Officer of MSDW, Morgan Stanley DW
1585 Broadway                                 and Novus Credit Services Inc.; Director of the
New York, New York                            Distributor; Director or Trustee of the Morgan
                                              Stanley Dean Witter Funds; Director of American
                                              Airlines and its parent company, AMR Corporation;
                                              Director and/or officer of various MSDW
                                              subsidiaries.

John L. Schroeder (70) ....................   Retired; Chairman of the Deriatives Committee
Trustee                                       and Director or Trustee of the Morgan Stanley
c/o Mayer, Brown & Platt                      Dean Witter Funds; Director of Citizens
Counsel to the Independent Trustees           Communications Company (telecommunications
1675 Broadway                                 company); formerly Executive Vice President and
New York, New York                            Chief Investment Officer of Home Insurance
                                              Company (August 1991-September 1995).

Mitchell M. Merin (47) ....................   President and Chief Operating Officer of Morgan
President                                     Stanley Dean Witter Asset Management (since
Two World Trade Center                        December 1998); President and Director (since
New York, New York                            April 1997) and Chief Executive Officer (since June
                                              1998) of the Investment Manager and MSDW
                                              Services Company; Chairman, Chief Executive
                                              Officer and Director of the Distributor (since June
                                              1998); Chairman and Chief Executive Officer (since
                                              June 1998) and Director (since January 1998) of
                                              the Transfer Agent; Director of various MSDW
                                              subsidiaries; President of the Morgan Stanley Dean
                                              Witter Funds (since May 1999); Trustee of various
                                              Van Kampen investment companies (since
                                              December 1999); previously Chief Strategic Officer
                                              of the Investment Manager and MSDW Services
                                              Company and Executive Vice President of the
                                              Distributor (April 1997-June 1998), Vice President
                                              of the Morgan Stanley Dean Witter Funds (May
                                              1997-April 1999), and Executive Vice President of
                                              Dean Witter, Discover & Co.

Barry Fink (46) ...........................   General Counsel (since May 2000) and Managing
Vice President,                               Director (since December 2000) of Morgan Stanley
Secretary and General Counsel                 Dean Witter Asset Management; Managing Director
Two World Trade Center                        (since December 2000) and Secretary and General
New York, New York                            Counsel (since February 1997) and Director (since
                                              July 1998) of the Investment Manager and MSDW
                                              Services Company; Vice President, Secretary and
                                              General Counsel of the Morgan Stanley Dean
                                              Witter Funds (since February 1997); Vice President
                                              and Secretary of the Distributor; previously, Senior
                                              Vice President (March 1997-December 1999), First
                                              Vice President, Assistant Secretary and Assistant
                                              General Counsel of the Investment Manager and
                                              MSDW Services Company.

Nicholas J. Capuano (33) ..................   Managing Director of the Sub-Advisor.
Vice President
865 South Figueroa Street
Los Angeles, California

 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ----------------------------------------------------
Douglas S. Foreman (43) ...................   Chief Investment Officer of U.S. Equities and Group
Vice President                                Managing Director of the Sub-Advisor, Trust
865 South Figueroa Street                     Company of the West and TCW Asset Management
Los Angeles, California                       Company.

Christopher J. Ainley (42) ................   Managing Director of the Sub-Advisor, Trust
Vice President                                Company of the West and TCW Asset Management
865 South Figueroa Street                     Company (since February 1996); formerly Senior
Los Angeles, California                       Vice President of the Sub-Advisor, Trust Company
                                              of the West and TCW Asset Management
                                              Company.

Thomas F. Caloia (55) .....................   First Vice President and Assistant Treasurer of the
Treasurer                                     Investment Manager, the Distributor and MSDW
Two World Trade Center                        Services Company; Treasurer of the Morgan
New York, New York                            Stanley Dean Witter Funds.


----------
* Denotes Trustees who are "interested persons" of the Fund as defined by the Investment Company Act.



     Ronald E. Robison, Executive Vice President, Chief Administrative Officer and Director of the Investment Manager and MSDW Services Company and Chief Executive Officer and Director of the Transfer Agent, Robert S. Giambrone, Senior Vice President of the Investment Manager, MSDW Services Company, the Distributor and the Transfer Agent and Director of the Transfer Agent, and Joseph J. McAlinden, Managing Director and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, are Vice Presidents of the Fund.

     In addition, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, Senior Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, Marilyn K. Cranney and Todd Lebo, First Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, and Natasha Kassian and George Silfen, Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, are Assistant Secretaries of the Fund.


     INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Dean Witter Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent directors/trustees, serve as members of the Derivatives Committee and the Insurance Committee.


     The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent director/trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Dean Witter Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board.


     The board of each fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.


     Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.


     ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS. The independent directors/trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as independent directors/trustees of all the funds tends to increase their knowledge and expertise regarding matters which affect the fund complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of independent directors/trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Dean Witter Funds.



     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.


C. COMPENSATION



     The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

     The following table illustrates the compensation that the Fund paid to those of its Independent Trustees who were Trustees of the Fund on February 28, 2001, for the fiscal year ended on that date.



                               FUND COMPENSATION


                                     AGGREGATE
                                   COMPENSATION
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND
-------------------------------   --------------
Michael Bozic .................       $1,600
Edwin J. Garn .................        1,650
Wayne E. Hedien ...............        1,650
Dr. Manuel H. Johnson .........        2,400
Michael E. Nugent .............        2,150
John L. Schroeder .............        2,100



     The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 2000 for services to the 97 Morgan Stanley Dean Witter Funds that were in operation at December 31, 2000.



            CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS


                                     TOTAL CASH
                                    COMPENSATION
                                   FOR SERVICES TO
                                      97 MORGAN
                                    STANLEY DEAN
NAME OF INDEPENDENT TRUSTEE         WITTER FUNDS
-------------------------------   ----------------
Michael Bozic .................       $146,917
Edwin J. Garn .................        151,717
Wayne E. Hedien ...............        151,567
Dr. Manuel H. Johnson .........        223,655
Michael E. Nugent .............        199,759
John L. Schroeder .............        194,809



     As of the date of this Statement of Additional Information, 53 of the Morgan Stanley Dean Witter Funds, not including the Fund, have adopted a retirement program under which an independent director/trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an independent director/trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

     Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/ trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the board(1). "Eligible Compensation" is one-fifth



----------

(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses by the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.


     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 53 Morgan Stanley Dean Witter Funds (not including the Fund) for the year ended December 31, 2000, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 53 Morgan Stanley Dean Witter Funds as of December 31, 2000.



         RETIREMENT BENEFITS FROM ALL MORGAN STANLEY DEAN WITTER FUNDS


                                       FOR ALL ADOPTING FUNDS
                                  ---------------------------------
                                     ESTIMATED
                                      CREDITED
                                       YEARS           ESTIMATED       RETIREMENT BENEFITS         ESTIMATED ANNUAL
                                   OF SERVICE AT     PERCENTAGE OF     ACCRUED AS EXPENSES     BENEFITS UPON RETIREMENT
                                     RETIREMENT         ELIGIBLE              BY ALL                   FROM ALL
NAME OF INDEPENDENT TRUSTEE         (MAXIMUM 10)      COMPENSATION        ADOPTING FUNDS          ADOPTING FUNDS(2)
-------------------------------   ---------------   ---------------   ---------------------   -------------------------
Michael Bozic .................          10               60.44%             $20,001                   $52,885
Edwin J. Garn .................          10               60.44               29,348                    52,817
Wayne E. Hedien ...............           9               51.37               37,886                    44,952
Dr. Manuel H. Johnson .........          10               60.44               21,187                    77,817
Michael E. Nugent .............          10               60.44               36,202                    69,506
John L. Schroeder .............           8               50.37               65,337                    53,677



----------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) on pg. 20.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     The following owned 5% or more of the outstanding Class A shares of the Fund as of April 9, 2001: Maykwok Investments Limited, c/o Lot 220 Clear Water Bay Road, Kowloon, Hong Kong - 6.368%. The following owned 5% or more of the outstanding Class D shares of the Fund as of April 9, 2001: Morgan Stanley Dean Witter Trust FSB, Trustee, Consolidated Graphics Inc., Employee 401(k) Savings Plan, P.O. Box 957, Jersey City, NJ 07303-0957 - 9.254%.


     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.


V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------


A. INVESTMENT MANAGER AND SUB-ADVISOR


     The Investment Manager to the Fund is Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation, whose address is Two World Trade Center, New York, NY 10048. The Investment Manager is a wholly-owned subsidiary of MSDW, a Delaware corporation. MSDW is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     The Sub-Advisor is TCW Investment Management Company, a wholly-owned subsidiary of TCW, whose direct and indirect subsidiaries provide a variety of trust, investment management and investment advisory services. The Sub-Advisor is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017. Robert A. Day, who is Chairman of the Board of Directors of TCW, may be deemed to be a control person of the Sub-Advisor by virtue of the aggregate ownership by Mr. Day and his family of more than 25% of the outstanding voting stock of TCW. The Sub-Advisor was retained to provide sub-advisory services to the Fund effective June 28, 1999.


     Pursuant to an Investment Management Agreement (the "Management Agreement ") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services, manage its business affairs and supervise the investment of the Fund's assets. The Fund pays the

Investment Manager monthly compensation calculated daily by applying the following annual rates to the Fund's average daily net assets of the Fund determined as of the close of each business day: 1.00% of the portion of daily net assets of the Fund not exceeding $1.5 billion; and 0.95% of the portion of daily net assets exceeding $1.5 billion. Effective May 1, 2000, the Trustees of the Fund reduced the compensation on assets exceeding $1.5 billion to 0.95%. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. The Investment Manager has retained its wholly-owned subsidiary, MSDW Services Company, to perform administrative services for the Fund.

     Under a Sub-Advisory Agreement (the "Sub-Advisory Agreement ") between the Sub-Advisor and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. The Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of the Investment Manager's fee.

     Prior to June 28, 1999, the Fund was managed by MSDW Services Company, pursuant to a management agreement between the Fund and MSDW Services Company, and was advised by TCW Investment Management Company pursuant to an advisory agreement between the Fund and TCW Investment Management Company. For the fiscal year ended February 28, 1999 and for the period March 1, 1999 through June 25, 1999, MSDW Services Company accrued total compensation under the old management agreement in the amounts of $1,913,167 and $675,182, respectively. For the same periods, TCW Investment Management Company accrued total compensation in its capacity of adviser to the Fund in the amounts of $1,275,444 and $450,121, respectively.

     For the period June 28, 1999 through February 29, 2000, and for the fiscal year ended February 28, 2001, the Investment Manager accrued total compensation under the Investment Management Agreement in the amount of $4,020,625 and $9,106,787, respectively, of which $1,608,250 and $3,642,715, respectively, was paid to TCW Investment Management Company under the Sub-Advisory Agreement.



B. PRINCIPAL UNDERWRITER


     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW.


     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER AND THE SUB-ADVISOR

     The Investment Manager supervises the investment of the Fund's assets. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously oversee the management of the assets of the Fund in a manner consistent with its investment objective.


     Under the terms of the Management Agreement, the Investment Manager also maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.


     Pursuant to the Sub-Advisory Agreement, the Sub-Advisor has been retained, subject to the overall supervision of the Investment Manager, to continuously furnish investment advice concerning individual security selections, asset allocations and overall economic trends.


     Expenses not expressly assumed by the Investment Manager or the Sub-Advisor under the Management Agreement and the Sub-Advisory Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or the Sub-Advisor or any corporate affiliate of the Investment Manager or the Sub-Advisor; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager or the Sub-Advisor (not including compensation or expenses of attorneys who are employees of the Investment Manager or the Sub-Advisor); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.


     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees who are not parties to the Management Agreement or the Sub-Advisory Agreement or are "independent Trustees," which votes must be cast in person at a meeting called for the purpose of voting on such approval.

D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.


E. RULE 12B-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B shares.


     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Dean Witter Reynolds received the proceeds of CDSCs and FSCs, for the three fiscal years ended February 28, 1999, February 29, 2000, and February 28, 2001, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).





                               2001                       2000                        1999
                     ------------------------   ------------------------   ---------------------------
Class A ..........   FSCs:(1)     $218,582      FSCs:(1)     $115,625       FSCs:(1)     $   17,451
                     CDSCs:       $  3,546      CDSCs:       $  1,000      CDSCs:        $        0
Class B ..........   CDSCs:       $868,241      CDSCs:       $630,665      CDSCs:        $1,029,288
Class C ..........   CDSCs:       $ 33,275      CDSCs:       $ 12,466      CDSCs:        $    2,813


----------
(1) FSCs apply to Class A only.


     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.


     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended February 28, 2001, of $7,030,116. This amount is equal to 0.87% of the average daily net sales of Class B for the fiscal year and was calculated pursuant to clause (a) of the compensation formula under the Plan. For the fiscal year ended February 28, 2001, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $61,113 and $292,806, respectively, which amounts are equal to 0.17% and 1.00% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.


     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.


     With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which the Transfer Agent serves as Trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased on or after July 28, 1997 by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

     With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice program).

     The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including
(a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.


     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.


     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended February 28, 2001 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $49,904,766 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways:
(i) 17.65% ($8,809,650)-advertising and promotional expenses; (ii) 0.43% ($211,426)-printing and mailing of prospectuses for distribution to other than current shareholders; and (iii) 81.92% ($40,883,690)-other expenses, including the gross sales credit and the carrying charge, of which 6.50% ($2,658,783) represents carrying charges, 38.71% ($15,825,111) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 54.79% ($22,399,796) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended February 28, 2001 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.


     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $24,473,388 as of February 28, 2001 (the end of the Fund's fiscal year), which was equal to 5.33% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale totaled $67,689 in the case of Class C at December 31, 2000 (end of the calendar year), which amount was equal to 0.28% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, MSDW Services Company or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.


     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.


F. OTHER SERVICE PROVIDERS

     (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Dean Witter Trust FSB is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, Jersey City, NJ 07311.


     (2) CUSTODIAN AND INDEPENDENT AUDITORS


     The Bank of New York, 100 Church Street, New York, NY 10007, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.


     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.


     (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Manager, and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.


G. CODES OF ETHICS

     The Fund, the Investment Manager, the Sub-Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS



     Subject to the general supervision of the Trustees, the Sub-Advisor is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

     During the fiscal years ended February 28, 1999, February 29, 2000 and February 28, 2001, the Fund paid a total of $201,332, $155,655 and $143,007, respectively, in brokerage commissions.



B. COMMISSIONS


     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

     During the fiscal years ended February 28, 1999, February 29, 2000 and February 28, 2001, there were no brokerage fees paid to Morgan Stanley DW.

     During the fiscal years ended February 28, 1999, February 29, 2000 and February 28, 2001, the Fund paid a total of $16,025, $11,453 and $0, respectively, in brokerage commissions to Morgan Stanley & Co., Inc.



C. BROKERAGE SELECTION


     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager and/or Sub-Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager and/or Sub-Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

     In seeking to implement the Fund's policies, the Investment Manager and/or Sub-Advisor effect transactions with those brokers and dealers who the Investment Manager and/or Sub-Advisor believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager and/or Sub-Advisor believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager and Sub-Advisor. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager and/or Sub-Advisor from brokers and dealers may be utilized by them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Manager, the Sub-Advisor and certain of their affiliates currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager to others. It is the practice of the Investment Manager, the Sub-Advisor and their affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager, the Sub-Advisor and their affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.


D. DIRECTED BROKERAGE


     During the fiscal year ended February 28, 2001, the Fund paid $106,992 in brokerage commissions in connection with transactions in the aggregate amount of $57,394,360 to brokers because of research services provided.


E. REGULAR BROKER-DEALERS


     During the fiscal year ended February 28, 2001, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the year.


VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.


     All of the Trustees, except for James F. Higgins, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on June 8, 1999. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.


VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES


     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.


     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Dean Witter Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Dean Witter Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.


     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.


     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.



B. OFFERING PRICE


     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's distributor, Morgan Stanley DW and other authorized dealers as described in Section

"V. Investment Management and Other Services - E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees), and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Sub-Advisor that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.


     Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.


     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


     Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------


     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.


     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions, and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Sub-Advisor will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.


     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.


     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders is generally 20%. A special lower tax rate of 18% on long-term capital gains is available to non-corporate shareholders to the extent the distributions of long-term capital gains are derived from securities which the Fund purchased after December 31, 2000, and held for more than five years.


     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gain distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gain distribution. Furthermore, such dividends and capital gain distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.


     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31, 2000, unless such shareholders make an election to treat the Fund shares as being sold and reacquired on January 1, 2001. A shareholder making such election may realize capital gains or losses.


     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.


     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Dean Witter Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.


     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
--------------------------------------------------------------------------------

     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan".

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

     From time to time, the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns for Class B for the one year, five year and the life of the Fund (which commenced on August 2, 1993) periods ended February 28, 2001 were -61.82%, 10.10% and 13.79%, respectively. The average annual total returns of Class A for the fiscal year ended February 28, 2001 and for the period July 28, 1997 (inception of the Class) through February 28, 2001 were -61.69% and 10.41%, respectively. The average annual total returns of Class C for the fiscal year ended February 28, 2001 and for the period July 28, 1997 (inception of the Class) through February 28, 2001 were -60.31% and 11.18%, respectively. The average annual total returns of Class D for the fiscal year ended February 28, 2001 and for the period July 28, 1997 (inception of the Class) through February 28, 2001 were -59.53% and 12.29%, respectively.

     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns of Class B for the one year, five year and the life of the Fund periods ended February 28, 2001, were -59.89%, 10.37% and 13.79%, respectively. The average annual total returns of Class A for the fiscal year ended February 28, 2001 and for the period July 28, 1997 through February 28, 2001 were -59.57% and 12.08%, respectively. The average annual total returns of Class C for the fiscal year ended February 28, 2001 and for the period July 28, 1997 through February 28, 2001 were -59.93% and 11.18%, respectively. The average annual total returns of Class D for the fiscal year ended February 28, 2001 and for the period July 28, 1997 through February 28, 2001 were -59.53% and 12.29%, respectively.

     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on this calculation, the aggregate total returns for Class B for the one year, five year and the life of the Fund periods ended February 28, 2001, were -59.89%, 63.81% and 166.03%, respectively. The total returns of Class A for the fiscal year ended February 28, 2001 and for the period July 28, 1997 through February 28, 2001 were -59.57% and 50.59%, respectively. The aggregate total returns of Class C for the fiscal year ended February 28, 2001 and for the period July 28, 1997 through February 28, 2001 were -59.93% and 46.29%, respectively. The total returns of Class D for the fiscal year ended February 28, 2001 and for the period July 28, 1997 through February 28, 2001 were -59.53% and 51.61%, respectively.

     The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at February 28, 2001:

                                     Investment at Inception of:
                     Inception   ------------------------------------
Class                  Date       $10,000      $50,000      $100,000
-----------------   ----------   ---------   ----------   -----------
Class A .........    7/28/97     $14,268     $72,283      $146,072
Class B .........     8/2/93      26,603     133,015       266,030
Class C .........    7/28/97      14,629      73,145       146,290
Class D .........    7/28/97      15,161      75,805       151,610


     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


     Experts. The financial statements of the Fund for the fiscal year ended February 28, 2001 included in this Statement of Additional Information and incorporated by reference in the Prospectus, have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.



                                   * * * * *


     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

Morgan Stanley Dean Witter Small Cap Growth Fund
Portfolio of Investments February 28, 2001




    NUMBER OF
      SHARES                                                        VALUE
--------------------------------------------------------------------------------
                    COMMON STOCKS (97.2%)
                    Biotechnology (10.0%)
102,900             Abgenix, Inc.* .......................   $  3,498,600
 63,600             Affymetrix, Inc.* ....................      3,644,081
209,100             Alkermes, Inc.* ......................      6,482,100
186,200             Arena Pharmaceuticals, Inc.* .........      4,166,225
 91,800             Celgene Corp.* .......................      2,398,275
 52,200             CV Therapeutics, Inc.* ...............      1,866,150
421,200             ImClone Systems, Inc.* ...............     14,899,950
193,900             Lexicon Genetics Inc.* ...............      1,793,575
147,400             Medarex, Inc.* .......................      3,767,912
 38,900             Myriad Genetics, Inc.* ...............      2,154,087
 34,700             Protein Design Labs, Inc.* ...........      2,173,087
178,900             Titan Pharmaceuticals, Inc.* .........      5,545,900
 39,800             Vertex Pharmaceuticals, Inc.* ........      1,980,050
                                                             ------------
                                                               54,369,992
                                                             ------------
                    Broadcasting (5.9%)
475,800             Cox Radio, Inc. (Class A)* ...........     10,472,358
 87,500             Entercom Communications Corp.*........      3,565,625
219,300             Radio One, Inc.* .....................      3,289,500
440,900             Radio One, Inc. (Class D)* ...........      6,200,156
470,900             Spanish Broadcasting System, Inc.
                     (Class A)* ..........................      2,582,592
282,000             Westwood One, Inc.* ..................      6,074,280
                                                             ------------
                                                               32,184,511
                                                             ------------
                    Cable/Satellite TV (1.7%)
327,900             Mediacom Communications Corp. *.......      6,127,631
116,400             Pegasus Communications Corp.* ........      3,251,925
                                                             ------------
                                                                9,379,556
                                                             ------------
                    Consumer Sundries (0.3%)
 87,700             Oakley, Inc.* ........................      1,473,360
                                                             ------------
                    Data Processing Services (3.8%)
549,480             CSG Systems International, Inc.*......     20,708,527
                                                             ------------
                    Discount Stores (0.5%)
 96,412             Dollar Tree Stores, Inc.* ............      2,681,459
                                                             ------------
                    Electrical Products (2.1%)
271,900             Active Power, Inc.* ..................      5,404,012
244,200             Capstone Turbine Corp.* ..............      6,013,425
                                                             ------------
                                                               11,417,437
                                                             ------------
                    Electronic Components (0.7%)
461,600             Read Rite Corp.* .....................      3,562,975
                                                             ------------
                    Electronic Equipment/
                     Instruments (4.8%)
576,200              Gemstar-TV Guide International,
                     Inc.* ...............................     26,073,050
                                                             ------------
                    Electronic Production Equipment (1.4%)
158,600             Cymer, Inc.* .........................      3,390,075
153,400             Varian Semiconductor Equipment
                     Associates, Inc.* ...................      4,323,962
                                                             ------------
                                                                7,714,037
                                                             ------------


    NUMBER OF
      SHARES                                                        VALUE
--------------------------------------------------------------------------------
                    Engineering & Construction (0.6%)
220,000             Spectrasite Holdings, Inc.* ..........   $  3,011,250
                                                             ------------
                    Financial Conglomerates (2.0%)
777,700             Conseco, Inc. ........................     10,903,354
                                                             ------------
                    Food Distributors (0.6%)
127,000             Fleming Companies, Inc. ..............      3,136,900
                                                             ------------
                    Food: Specialty/Candy (0.3%)
179,000             Peet's Coffee & Tea, Inc.* ...........      1,756,437
                                                             ------------
                    Information Technology Services (0.7%)
215,800             Predictive Systems, Inc.* ............        620,425
249,400             Sapient Corp.* .......................      3,211,025
                                                             ------------
                                                                3,831,450
                                                             ------------
                    Internet Software/Services (19.2%)
153,300             Agile Software Co.* ..................      3,343,856
 92,400             Digex, Inc.* .........................      1,668,975
253,100             eLoyalty Corp.* ......................        870,031
745,500             Exodus Communications, Inc.* .........     10,902,938
314,700             Extensity, Inc.* .....................      2,773,294
421,200             Interwoven, Inc.* ....................      6,976,125
177,200             Kana Communications, Inc.* ...........        542,675
100,012             Openwave Systems Inc.* ...............      3,684,817
196,200             Proxicom, Inc.* ......................      1,005,525
171,300             Quest Software, Inc.* ................      4,432,388
755,467             Retek, Inc.* .........................     16,761,924
244,800             SeeBeyond Technology Corp.* ..........      4,253,400
379,800             Selectica Inc. * .....................      3,121,481
645,200             Siebel Systems, Inc.* ................     24,678,900
264,700             Support.com, Inc.* ...................      2,605,641
167,900             VeriSign, Inc.* ......................      8,006,731
398,800             Versata, Inc.* .......................      1,420,725
373,200             WebEx Communications, Inc.* ..........      4,175,175
 60,130             webMethods, Inc.* ....................      2,585,590
                                                             ------------
                                                              103,810,191
                                                             ------------
                    Medical Distributors (2.5%)
232,500             Andrx Group * ........................     13,314,258
                                                             ------------
                    Medical Specialties (0.5%)
 93,100             Inverness Medical Technology,
                     Inc.* ...............................      2,606,800
                                                             ------------
                    Miscellaneous Commercial
                    Services (4.7%)
102,000             CheckFree Corp.* .....................      4,915,125
515,400             Corporate Executive Board Co.* .......     18,425,550
232,600             DigitalThink, Inc.* ..................      2,006,175
                                                             ------------
                                                               25,346,850
                                                             ------------
                    Packaged Software (15.0%)
262,600             Docent, Inc.* ........................      2,051,563
167,400             E.piphany, Inc.* .....................      2,814,413
399,300             HNC Software, Inc.* ..................      9,308,681
212,800             Informatica Corp.* ...................      5,080,600
368,400             Macrovision Corp.* ...................     14,759,025
117,600             Manugistics Group, Inc.* .............      3,645,600

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Dean Witter Small Cap Growth Fund
Portfolio of Investments February 28, 2001, continued


 NUMBER OF
  SHARES                                                   VALUE
--------------------------------------------------------------------------------
164,100      Mercury Interactive Corp.* ...........   $ 10,328,044
313,000      Micromuse Inc.* ......................     12,852,563
404,900      Peregine Systems, Inc.* ..............      9,970,663
213,300      SmartForce PLC (ADR) (Ireland)*.......      7,772,119
202,200      TIBCO Software, Inc.* ................      2,729,700
                                                      ------------
                                                        81,312,971
                                                      ------------
             Personnel Services (0.4%)
472,300      HotJobs.com, Ltd.* ...................      2,420,538
                                                      ------------
             Pharmaceuticals: Other (1.0%)
 79,500      Cell Therapeutics, Inc.* .............      1,893,094
125,300      PRAECIS Pharmaceuticals Inc.* ........      3,453,581
                                                      ------------
                                                         5,346,675
                                                      ------------
             Restaurants (0.8%)
116,100      California Pizza Kitchen, Inc.* ......      3,337,875
 13,200      Krispy Kreme Doughnuts, Inc.* ........        947,925
                                                      ------------
                                                         4,285,800
                                                      ------------
             Semiconductors (9.6%)
 78,600      Elantec Semiconductor, Inc.* .........      1,557,263
241,500      Exar Corp.* ..........................      4,588,500
275,600      Maxim Integrated Products, Inc.*......     12,712,050
429,000      Micrel, Inc.* ........................     12,065,625
551,600      Semtech Corp.* .......................     13,824,475
257,800      Silicon Image, Inc.* .................        998,975
116,900      Transmeta Corp.* .....................      2,381,838
188,900      TranSwitch Corp.* ....................      3,789,806
                                                      ------------
                                                        51,918,532
                                                      ------------
             Services to the Health Industry (1.3%)
 15,000      Accredo Health, Inc.* ................        435,938
414,400      Ventiv Health, Inc.* .................      6,708,100
                                                      ------------
                                                         7,144,038
                                                      ------------
             Specialty Stores (3.8%)
252,350      Cost Plus, Inc.* .....................      6,056,400
425,100      Linens 'N Things, Inc.* ..............     14,389,635
                                                      ------------
                                                        20,446,035
                                                      ------------
             Telecommunication Equipment (3.0%)
156,700      Advanced Fibre Communications,
              Inc.* ...............................      2,967,506
256,100      Netro Corp.* .........................      1,680,656
239,600      Polycom, Inc.* .......................      5,211,300
189,900      Sonus Networks Inc.* .................      5,305,331
 92,400      Virata Corp.* ........................        935,550
                                                      ------------
                                                        16,100,343
                                                      ------------
             TOTAL COMMON STOCKS
             (Cost $529,063,510)...................    526,257,326
                                                      ------------




 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                            VALUE
-----------   ---------------------------------   ---------------
              SHORT-TERM INVESTMENTS (3.0%)
              U.S. GOVERNMENT AGENCY (a) (0.7%)
$ 3,650       Federal Home Loan Mortgage Corp.
               5.38% due 03/01/01
               (Cost $3,650,000) ..............   $  3,650,000
                                                  ------------
              REPURCHASE AGREEMENT (2.3%)
 12,836       The Bank of New York 5.438% due
               03/01/01 (dated 02/28/01;
               proceeds $12,838,163) (b)
               (Cost $12,836,225)..............     12,836,225
                                                  ------------
              TOTAL SHORT-TERM INVESTMENTS
              (Cost $16,486,225)...............     16,486,225
                                                  ------------


TOTAL INVESTMENTS
(Cost $545,549,735) (c).........   100.2%        542,743,551
LIABILITIES IN EXCESS OF OTHER
ASSETS .........................    (0.2)         (1,160,869)
                                   ----          -----------
NET ASSETS .....................   100.0%       $541,582,682
                                   ======       ============

--------------------------------

ADR  American Depository Receipt.

*    Non-income producing security.

(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

(b) Collateralized by $11,594,697 U.S. Treasury Bond 6.25% due 05/15/30 valued at $13,092,981.

(c) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $144,035,884 and the aggregate gross unrealized depreciation is $146,842,068, resulting in net unrealized depreciation of $2,806,184.


                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Dean Witter Small Cap Growth Fund
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2001


ASSETS:
Investments in securities, at value
  (cost $545,549,735) .............................................   $542,743,551
Receivable for:
   Shares of beneficial interest sold .............................      1,731,113
   Investments sold ...............................................         13,448
Prepaid expenses and other assets .................................         89,741
                                                                      -------------
   TOTAL ASSETS ...................................................    544,577,853
                                                                      -------------
LIABILITIES:
Payable for:
   Shares of beneficial interest repurchased ......................      1,001,562
   Investments purchased ..........................................        758,043
   Plan of distribution fee .......................................        614,298
   Investment management fee ......................................        502,855
Accrued expenses ..................................................        118,413
                                                                      -------------
   TOTAL LIABILITIES ..............................................      2,995,171
                                                                      -------------
   NET ASSETS .....................................................   $541,582,682
                                                                      =============
COMPOSITION OF NET ASSETS:
Paid-in-capital ...................................................   $588,083,326
Net unrealized depreciation .......................................     (2,806,184)
Accumulated net realized loss .....................................    (43,694,460)
                                                                      -------------
   NET ASSETS .....................................................   $541,582,682
                                                                      =============
CLASS A SHARES:
Net Assets ........................................................   $ 21,356,683
Shares Outstanding (unlimited authorized, $.01 par value) .........        874,627
   NET ASSET VALUE PER SHARE ......................................   $      24.42
                                                                      =============
   MAXIMUM OFFERING PRICE PER SHARE,
   (net asset value plus 5.54% of net asset value) ................   $      25.77
                                                                      =============
CLASS B SHARES:
Net Assets ........................................................   $459,379,578
Shares Outstanding (unlimited authorized, $.01 par value) .........     19,337,884
   NET ASSET VALUE PER SHARE ......................................   $      23.76
                                                                      =============
CLASS C SHARES:
Net Assets ........................................................   $ 19,639,320
Shares Outstanding (unlimited authorized, $.01 par value) .........        829,739
   NET ASSET VALUE PER SHARE ......................................   $      23.67
                                                                      =============
CLASS D SHARES:
Net Assets ........................................................   $ 41,207,101
Shares Outstanding (unlimited authorized, $.01 par value) .........      1,674,916
   NET ASSET VALUE PER SHARE ......................................   $      24.60
                                                                      =============


                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Dean Witter Small Cap Growth Fund
Financial Statements, continued

STATEMENT OF OPERATIONS
For the year ended February 28, 2001


NET INVESTMENT LOSS:
INCOME
Interest ................................................     $    3,482,817
Dividends (net of $369 foreign withholding tax) .........              4,633
                                                              --------------
   TOTAL INCOME .........................................          3,487,450
                                                              --------------
EXPENSES
Investment management fee ...............................          9,106,787
Plan of distribution fee (Class A shares) ...............             61,113
Plan of distribution fee (Class B shares) ...............          7,030,116
Plan of distribution fee (Class C shares) ...............            292,806
Transfer agent fees and expenses ........................          1,031,966
Registration fees .......................................            129,073
Shareholder reports and notices .........................             90,907
Professional fees .......................................             59,929
Custodian fees ..........................................             55,944
Trustees' fees and expenses .............................             12,353
Other ...................................................             33,211
                                                              --------------
   TOTAL EXPENSES .......................................         17,904,205
                                                              --------------
   NET INVESTMENT LOSS ..................................        (14,416,755)
                                                              --------------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss .......................................        (43,694,462)
Net change in unrealized appreciation ...................       (733,586,284)
                                                              --------------
   NET LOSS .............................................       (777,280,746)
                                                              --------------
NET DECREASE ............................................     $ (791,697,501)
                                                              ==============


                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Dean Witter Small Cap Growth Fund
Financial Statements, continued

STATEMENT OF CHANGES IN NET ASSETS




                                                             FOR THE YEAR         FOR THE YEAR
                                                                ENDED                 ENDED
                                                          FEBRUARY 28, 2001     FEBRUARY 29, 2000
                                                         -------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss ..................................     $  (14,416,755)      $   (8,107,048)
Net realized gain (loss) .............................        (43,694,462)          78,386,411
Net change in unrealized appreciation ................       (733,586,284)         586,436,265
                                                           --------------       --------------
   NET INCREASE (DECREASE) ...........................       (791,697,501)         656,715,628
                                                           --------------       --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class A shares .......................................         (1,366,683)            (866,302)
Class B shares .......................................        (31,884,459)         (42,219,798)
Class C shares .......................................         (1,117,170)            (700,263)
Class D shares .......................................         (1,144,809)            (241,781)
                                                           --------------       --------------
   TOTAL DISTRIBUTIONS ...............................        (35,513,121)         (44,028,144)
                                                           --------------       --------------
Net increase from transactions in shares of beneficial
  interest ...........................................        211,746,305          216,745,881
                                                           --------------       --------------
   NET INCREASE (DECREASE) ...........................       (615,464,317)         829,433,365

NET ASSETS:
Beginning of period ..................................      1,157,046,999          327,613,634
                                                           --------------       --------------
   END OF PERIOD .....................................     $  541,582,682       $1,157,046,999
                                                           ==============       ==============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Dean Witter Small Cap Growth Fund
Notes to Financial Statements February 28, 2001

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Small Cap Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks and other securities convertible into common stocks of small companies with market capitalizations, at the time of purchase, within the capitalization range of securities comprising the Standard & Poor's Small Cap 600 Index. The Fund was organized as a Massachusetts business trust on March 11, 1992 and commenced operations on August 2, 1993. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), or TCW Investment Management Company (the "Sub-Advisor") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar

Morgan Stanley Dean Witter Small Cap Growth Fund
Notes to Financial Statements February 28, 2001, continued

factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.


2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rates to the net assets of the Fund determined as of the close of each business day: 1.0% to the portion of daily net assets not exceeding $1.5 billion; and effective May 1, 2000, the Agreement was amended to reduce the annual rate to 0.95% of the portion of daily net assets in excess of $1.5 billion.

Under a Sub-Advisory Agreement between the Investment Manager and the Sub-Advisor, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in

Morgan Stanley Dean Witter Small Cap Growth Fund
Notes to Financial Statements February 28, 2001, continued

securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation.


3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived: or (b) the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of
Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $24,473,388 at February 28, 2001.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors, and other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended February 28, 2001, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.17% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended February 28, 2001 it received contingent deferred sales charges from certain redemptions of the Fund's Class A, Class B shares and Class C shares

Morgan Stanley Dean Witter Small Cap Growth Fund
Notes to Financial Statements February 28, 2001, continued

of $3,546, $868,241 and $33,275, respectively and received $218,582 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended February 28, 2001 aggregated $530,279,207 and $310,005,556, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.


5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:



                                               FOR THE YEAR                     FOR THE YEAR
                                                  ENDED                            ENDED
                                            FEBRUARY 28, 2001                FEBRUARY 29, 2000
                                     -------------------------------- --------------------------------
                                          SHARES          AMOUNT            SHARES          AMOUNT
                                     --------------- ----------------  --------------- ----------------
CLASS A SHARES
Sold ...............................     1,209,758    $   52,992,202         766,650    $   31,657,246
Reinvestment of distributions ......        27,727         1,233,572          15,880           681,495
Redeemed ...........................      (950,136)      (37,684,577)       (301,186)      (11,411,879)
                                         ---------    --------------        --------    --------------
Net increase - Class A .............       287,349        16,541,197         481,344        20,926,862
                                         ---------    --------------        --------    --------------
CLASS B SHARES
Sold ...............................     7,705,661       350,240,463       6,818,323       290,417,722
Reinvestment of distributions ......       678,798        29,575,215       1,001,566        39,002,595
Redeemed ...........................    (6,424,631)     (260,121,461)     (4,560,472)     (164,702,676)
                                        ----------    --------------      ----------    --------------
Net increase - Class B .............     1,959,828       119,694,217       3,259,417       164,717,641
                                        ----------    --------------      ----------    --------------
CLASS C SHARES
Sold ...............................       623,100        28,476,951         448,998        19,262,241
Reinvestment of distributions ......        24,451         1,061,408          15,410           636,670
Redeemed ...........................      (284,811)      (11,508,850)       (113,941)       (4,688,431)
                                        ----------    --------------      ----------    --------------
Net increase - Class C .............       362,740        18,029,509         350,467        15,210,480
                                        ----------    --------------      ----------    --------------
CLASS D SHARES
Sold ...............................     1,698,914        74,187,437         839,942        38,399,999
Reinvestment of distributions ......        21,558           966,017           4,367           205,983
Redeemed ...........................      (387,344)      (17,672,072)       (503,074)      (22,715,084)
                                        ----------    --------------      ----------    --------------
Net increase - Class D .............     1,333,128        57,481,382         341,235        15,890,898
                                        ----------    --------------      ----------    --------------
Net increase in Fund ...............     3,943,045    $  211,746,305       4,432,463    $  216,745,881
                                        ==========    ==============      ==========    ==============

Morgan Stanley Dean Witter Small Cap Growth Fund
Notes to Financial Statements February 28, 2001, continued

6. FEDERAL INCOME TAX STATUS

At February 28, 2001, the Fund had a net capital loss carryover of approximately $10,229,000 which will be available through February 28, 2009 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $33,168,000 during fiscal 2001.

As of February 28, 2001, the Fund had temporary book/tax differences attributable to post-October losses and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $14,416,770, accumulated net realized loss was credited $15 and net investment loss was credited $14,416,755.

Morgan Stanley Dean Witter Small Cap Growth Fund
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                                                                                                    FOR THE PERIOD
                                                                     FOR THE YEAR ENDED FEBRUARY 28,                JULY 28, 1997*
                                                        ----------------------------------------------------------      THROUGH
                                                                2001               2000**              1999        FEBRUARY 28, 1998
                                                        ------------------- ------------------- ------------------------------------
CLASS A SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..................      $  62.72            $  23.13            $ 21.18            $ 18.12
                                                             --------            --------            -------            -------
Income (loss) from investment operations:
 Net investment loss ..................................         (0.40)              (0.41)             (0.29)             (0.15)
 Net realized and unrealized gain (loss) ..............        (36.19)              42.93               2.24               3.21
                                                             --------            --------            -------            -------
Total income (loss) from investment operations ........        (36.59)              42.52               1.95               3.06
                                                             --------            --------            -------            -------
Less distributions from net realized gain .............         (1.71)              (2.93)                 -                  -
                                                             --------            --------            -------            -------
Net asset value, end of period ........................      $  24.42            $  62.72            $ 23.13            $ 21.18
                                                             ========            ========            =======            =======
TOTAL RETURN+ .........................................        (59.57)%            191.77 %             9.21 %            16.89 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..............................................          1.33 %(3)           1.40 %(3)          1.50 %(3)          1.52 %(2)
Net investment loss ...................................         (0.95)%(3)          (1.13)%(3)         (1.40)%(3)         (1.32)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...............       $21,357             $36,835            $ 2,450             $  276
Portfolio turnover rate ...............................            37 %                59 %               51 %               61 %(1)


-------------
*    The date shares were first issued.

**   Year ended February 29.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)  Not annualized.

(2)  Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Small Cap Growth Fund
Financial Highlights, continued


                                                           FOR THE YEAR ENDED FEBRUARY 28,
                                                       ---------------------------------------
                                                             2001++                 2000*++
                                                       ------------------- -------------------
CLASS B SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period .................      $  61.57              $     22.84
                                                            --------              -----------
Income (loss) from investment operations:
 Net investment loss .................................         (0.69)                  ( 0.55)
 Net realized and unrealized gain (loss) .............        (35.41)                   42.21
                                                            --------              -----------
Total income (loss) from investment operations .......        (36.10)                   41.66
                                                            --------              -----------
Less distributions from net realized gain ............         (1.71)                  ( 2.93)
                                                            --------              -----------
Net asset value, end of period .......................      $  23.76              $     61.57
                                                            ========              ===========
TOTAL RETURN+ ........................................        (59.89)%                 190.41 %
RATIOS TO AVERAGE NET ASSETS:
Expenses .............................................          2.03 %(1)                1.85 %(1)
Net investment loss ..................................         (1.65)%(1)               (1.58)%(1)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ..............      $459,380               $1,069,967
Portfolio turnover rate ..............................            37 %                     59 %



                                                              FOR THE YEAR ENDED FEBRUARY 28,
                                                       ----------------------------------------------
                                                             1999++          1998**++        1997
                                                       ------------------ ------------- -------------
CLASS B SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period .................      $  21.08         $  15.73      $  16.24
                                                            --------         --------      --------
Income (loss) from investment operations:
 Net investment loss .................................         (0.43)           (0.37)        (0.26)
 Net realized and unrealized gain (loss) .............          2.19             5.72         (0.25)
                                                            --------         --------      --------
Total income (loss) from investment operations .......          1.76             5.35         (0.51)
                                                            --------         --------      --------
Less distributions from net realized gain ............             -                -             -
                                                            --------         --------      --------
Net asset value, end of period .......................      $  22.84         $  21.08      $  15.73
                                                            ========         ========      ========
TOTAL RETURN+ ........................................          8.35 %          34.01 %       (3.14)%
RATIOS TO AVERAGE NET ASSETS:
Expenses .............................................          2.18 %(1)        2.25 %        2.15 %
Net investment loss ..................................         (2.08)%(1)       (2.05)%       (1.70)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ..............      $322,489         $340,665      $268,783
Portfolio turnover rate ..............................            51 %             61 %          42 %

--------------
*    Year ended February 29.

** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Small Cap Growth Fund
Financial Highlights, continued


                                                                                                                 FOR THE PERIOD
                                                                 FOR THE YEAR ENDED FEBRUARY 28,                 JULY 28, 1997*
                                                    ----------------------------------------------------------       THROUGH
                                                            2001               2000**              1999         FEBRUARY 28, 1998
                                                    ------------------- ------------------- ------------------ ------------------
CLASS C SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..............       $ 61.40             $  22.85           $ 21.08            $ 18.12
                                                          -------             --------           -------            -------
Income (loss) from investment operations:
 Net investment loss ..............................         (0.73)               (0.70)            (0.45)             (0.24)
 Net realized and unrealized gain (loss) ..........        (35.29)               42.18              2.22               3.20
                                                          -------             --------           -------            -------
Total income (loss) from investment operations             (36.02)               41.48              1.77               2.96
                                                          -------             --------           -------            -------
Less distributions from net realized gain .........         (1.71)               (2.93)                -                  -
                                                          -------             --------           -------            -------
Net asset value, end of period ....................       $ 23.67             $  61.40           $ 22.85            $ 21.08
                                                          =======             ========           =======            =======
TOTAL RETURN+ .....................................        (59.93)%             189.51 %            8.35 %            16.39 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................          2.16 %(3)            2.18 %(3)         2.26 %(3)          2.29 %(2)
Net investment loss ...............................         (1.78)%(3)           (1.91)%(3)        (2.16)%(3)         (2.10)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........       $19,639              $28,675           $ 2,662             $  923
Portfolio turnover rate ...........................            37 %                 59 %              51 %               61 %(1)

--------------
*    The date shares were first issued.

**   Year ended February 29.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)  Not annualized.

(2)  Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Small Cap Growth Fund
Financial Highlights, continued


                                                                                                                FOR THE PERIOD
                                                                 FOR THE YEAR ENDED FEBRUARY 28,                JULY 28, 1997*
                                                    ---------------------------------------------------------       THROUGH
                                                            2001              2000**              1999         FEBRUARY 28, 1998
                                                    ------------------- ------------------ ------------------ ------------------
CLASS D SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..............       $ 63.11             $  23.20          $ 21.21            $ 18.12
                                                          -------             --------          -------            -------
Income (loss) from investment operations:
 Net investment loss ..............................         (0.32)               (0.35)           (0.24)             (0.12)
 Net realized and unrealized gain (loss) ..........        (36.48)               43.19             2.23               3.21
                                                          -------             --------          -------            -------
Total income (loss) from investment operations             (36.80)               42.84             1.99               3.09
                                                          -------             --------          -------            -------
Less distributions from net realized gain .........         (1.71)               (2.93)               -                  -
                                                          -------             --------          -------            -------
Net asset value, end of period ....................       $ 24.60             $  63.11          $ 23.20            $ 21.21
                                                          =======             ========          =======            =======
TOTAL RETURN+ .....................................        (59.53)%             192.59 %           9.38 %            17.05 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................          1.16 %(3)            1.18 %(3)        1.26 %(3)          1.27 %(2)
Net investment loss ...............................         (0.78)%(3)           (0.91)%(3)       (1.16)%(3)         (1.10)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........       $41,207              $21,570          $    13             $   12
Portfolio turnover rate ...........................            37 %                 59 %             51 %               61 %(1)

--------------
*    The date shares were first issued.

**   Year ended February 29.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Calculated based on the net asset value as of the last business day of the period.

(1)  Not annualized.

(2)  Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Small Cap Growth Fund
Independent Auditors' Report


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF MORGAN STANLEY DEAN WITTER SMALL CAP GROWTH FUND

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter Small Cap Growth Fund (the "Fund"), including the portfolio of investments, as of February 28, 2001, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended February 29, 2000 and the financial highlights for each of the respective stated periods ended February 29, 2000 were audited by other independent accountants whose report, dated April 14, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2001, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Small Cap Growth Fund as of February 28, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
April 10, 2001
                      2001 FEDERAL TAX NOTICE (unaudited)

      During the fiscal year ended February 28, 2001, the Fund paid to its shareholders $1.43 per share from long-term capital gains.

MORGAN STANLEY DEAN WITTER SMALL CAP GROWTH FUND
CHANGE IN INDEPENDENT ACCOUNTANTS

On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Fund.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent auditors as of July 1, 2000.

MORGAN STANLEY DEAN WITTER SMALL CAP GROWTH FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF MORGAN STANLEY DEAN WITTER SMALL CAP GROWTH FUND:

In our opinion, the statement of changes in net assets and the financial highlights of Morgan Stanley Dean Witter Small Cap Growth Fund (the "Fund") (not presented separately herein) present fairly, in all material respects, the changes in its net assets for the year ended February 29, 2000 and the financial highlights for each of the years in the period ended February 29, 2000, in conformity with accounting principles generally accepted in the United States. This financial statement and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above. We have not audited the financial statements or financial highlights of the Fund for any period subsequent to February 29, 2000.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
April 14, 2000

                MORGAN STANLEY DEAN WITTER SMALL CAP GROWTH FUND

                            PART C OTHER INFORMATION

Item 23.  Exhibits

1 (a). Declaration of Trust of the Registrant, dated March 11, 1992, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on April 24, 1996.



1 (b). Instrument Establishing and Designating Additional Classes is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on July 18, 1997.

1 (c). Form of Amendment to the Declaration of Trust of the Registrant, dated June 25, 1999 , is incorporated by reference to Exhibit 1(c) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on June 25, 1999.

2. Amended and Restated By-Laws of the Registrant, dated May 1, 1999, is incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on April 29, 1999.

3.        Not Applicable.

4 (a). Form of Investment Management Agreement between the Registrant and Morgan Stanley Dean Witter Advisors Inc., dated June 28, 1999 and amended as of May 1, 2000, is incorporated by reference to Exhibit 4(a) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on April 24, 2000.

4 (b). Form of Sub-Advisory Agreement between Morgan Stanley Dean Witter Advisors Inc. and TCW Investment Management Company, dated June 28, 1999, is incorporated by reference to Exhibit 4(b) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on June 25, 1999.

5 (a). Amended Distribution Agreement between the Registrant and Morgan Stanley Dean Witter Distributors Inc., dated June 22, 1998, is incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on June 25, 1999.

5 (b). Selected Dealers Agreement between Morgan Stanley Dean Witter Distributors Inc. and Dean Witter Reynolds Inc. is incorporated by reference to Exhibit 6(b) of Post-Effective No. 4 to the Registration Statement on Form N-1A, filed on April 24, 1996.

6.        Not Applicable.

7 (a). Custody Agreement between The Bank of New York and the Registrant is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on April 24, 1996.

7 (b). Amendment dated April 17, 1996 to the Custody Agreement is incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on April 24, 1996.


8 (a). Amended and Restated Transfer Agency and Service Agreement, dated September 1, 2000, filed herein.

8 (b). Amended Services Agreement between Morgan Stanley Dean Witter Advisors Inc. and Morgan Stanley Dean Witter Services Company Inc., dated June 22, 1998, is incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on April 24, 2000.

9 (a). Opinion of Sheldon Curtis, Esq., dated June 14, 1993, is incorporated by reference to Exhibit 9(a) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on June 25, 1999.

9 (b). Opinion of Lane Altman & Owens LLP, Massachusetts Counsel, dated June 14, 1993, is incorporated by reference to Exhibit 9(b) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on June 25, 1999.

10 (a).   Consent of Independent Auditors, filed herein.

10 (b).   Consent of PricewaterhouseCoopers LLP, filed herein.

11.       Not Applicable.

12.       Not Applicable.

13. Form of Amended and Restated Plan of Distribution pursuant to Rule 12b-1 between the Registrant and Morgan Stanley Dean Witter Distributors Inc., dated June 28, 1999 is incorporated by reference to
          Exhibit 13 of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on June 25, 1999.

14. Amended Multi-Class Plan pursuant to Rule 18f-3, dated March 12, 2001, filed herein.

15.       Not applicable

16 (a). Code of Ethics of Morgan Stanley Dean Witter Advisors Inc. and Morgan Stanley Dean Witter Distributors Inc., as well as other MSDW affiliated entities, filed herein.

16 (b).   Code of Ethics of the Morgan Stanley Dean Witter Funds, filed herein.

Other Powers of Attorney of Trustees are incorporated by reference to Exhibit (Other) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on April 24, 1996 and Exhibit (Other) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on June 25, 1999. Power of Attorney for James F. Higgins, filed herein.

Item 24.     Persons Controlled by or Under Common Control with the Fund.

                      None

Item 25.     Indemnification.

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

     Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

     Registrant, in conjunction with the Investment Manager, Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.


Item 26. Business and Other Connections of Investment Advisor

     See "The Fund and Its Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors"). MSDW Advisors is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co.

     The term "Morgan Stanley Dean Witter Funds" refers to the following registered investment companies:

Closed-End Investment Companies
(1)  Morgan Stanley Dean Witter California Insured Municipal Income Trust
(2)  Morgan Stanley Dean Witter California Quality Municipal Securities
(3)  Morgan Stanley Dean Witter Government Income Trust
(4)  Morgan Stanley Dean Witter High Income Advantage Trust
(5)  Morgan Stanley Dean Witter High Income Advantage Trust II
(6)  Morgan Stanley Dean Witter High Income Advantage Trust III
(7)  Morgan Stanley Dean Witter Income Securities Inc.
(8)  Morgan Stanley Dean Witter Insured California Municipal Securities
(9)  Morgan Stanley Dean Witter Insured Municipal Bond Trust
(10) Morgan Stanley Dean Witter Insured Municipal Income Trust
(11) Morgan Stanley Dean Witter Insured Municipal Securities
(12) Morgan Stanley Dean Witter Insured Municipal Trust
(13) Morgan Stanley Dean Witter Municipal Income Opportunities Trust
(14) Morgan Stanley Dean Witter Municipal Income Opportunities Trust II
(15) Morgan Stanley Dean Witter Municipal Income Opportunities Trust III
(16) Morgan Stanley Dean Witter Municipal Income Trust
(17) Morgan Stanley Dean Witter Municipal Income Trust II
(18) Morgan Stanley Dean Witter Municipal Income Trust III
(19) Morgan Stanley Dean Witter Municipal Premium Income Trust
(20) Morgan Stanley Dean Witter New York Quality Municipal Securities
(21) Morgan Stanley Dean Witter Prime Income Trust
(22) Morgan Stanley Dean Witter Quality Municipal Income Trust
(23) Morgan Stanley Dean Witter Quality Municipal Investment Trust
(24) Morgan Stanley Dean Witter Quality Municipal Securities

Open-end Investment Companies
(1)  Active Assets California Tax-Free Trust
(2)  Active Assets Government Securities Trust
(3)  Active Assets Institutional Money Trust
(4)  Active Assets Money Trust
(5)  Active Assets Premier Money Trust
(6)  Active Assets Tax-Free Trust
(7)  Morgan Stanley Dean Witter 21st Century Trend Fund
(8)  Morgan Stanley Dean Witter Aggressive Equity Fund
(9)  Morgan Stanley Dean Witter American Opportunities Fund

(10) Morgan Stanley Dean Witter Balanced Growth Fund
(11) Morgan Stanley Dean Witter Balanced Income Fund
(12) Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
(13) Morgan Stanley Dean Witter California Tax-Free Income Fund
(14) Morgan Stanley Dean Witter Capital Growth Securities
(15) Morgan Stanley Dean Witter Competitive Edge Fund, "Best Ideas Portfolio"
(16) Morgan Stanley Dean Witter Convertible Securities Trust
(17) Morgan Stanley Dean Witter Developing Growth Securities Trust
(18) Morgan Stanley Dean Witter Diversified Income Trust
(19) Morgan Stanley Dean Witter Dividend Growth Securities Inc.
(20) Morgan Stanley Dean Witter Equity Fund
(21) Morgan Stanley Dean Witter European Growth Fund Inc.
(22) Morgan Stanley Dean Witter Federal Securities Trust
(23) Morgan Stanley Dean Witter Financial Services Trust
(24) Morgan Stanley Dean Witter Fund of Funds
(25) Morgan Stanley Dean Witter Global Dividend Growth Securities
(26) Morgan Stanley Dean Witter Global Utilities Fund
(27) Morgan Stanley Dean Witter Growth Fund
(28) Morgan Stanley Dean Witter Hawaii Municipal Trust
(29) Morgan Stanley Dean Witter Health Sciences Trust
(30) Morgan Stanley Dean Witter High Yield Securities Inc.
(31) Morgan Stanley Dean Witter Income Builder Fund
(32) Morgan Stanley Dean Witter Information Fund
(33) Morgan Stanley Dean Witter Intermediate Income Securities
(34) Morgan Stanley Dean Witter International Fund
(35) Morgan Stanley Dean Witter International SmallCap Fund
(36) Morgan Stanley Dean Witter Japan Fund
(37) Morgan Stanley Dean Witter Latin American Growth Fund
(38) Morgan Stanley Dean Witter Limited Term Municipal Trust
(39) Morgan Stanley Dean Witter Liquid Asset Fund Inc.
(40) Morgan Stanley Dean Witter Market Leader Trust
(41) Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities
(42) Morgan Stanley Dean Witter Mid-Cap Equity Trust
(43) Morgan Stanley Dean Witter Multi-State Municipal Series Trust
(44) Morgan Stanley Dean Witter Natural Resource Development Securities Inc.
(45) Morgan Stanley Dean Witter New York Municipal Money Market Trust
(46) Morgan Stanley Dean Witter New York Tax-Free Income Fund
(47) Morgan Stanley Dean Witter Next Generation Trust
(48) Morgan Stanley Dean Witter North American Government Income Trust
(49) Morgan Stanley Dean Witter Pacific Growth Fund Inc.
(50) Morgan Stanley Dean Witter Real Estate Fund
(51) Morgan Stanley Dean Witter S&P 500 Index Fund
(52) Morgan Stanley Dean Witter S&P 500 Select Fund
(53) Morgan Stanley Dean Witter Select Dimensions Investment Series
(54) Morgan Stanley Dean Witter Select Municipal Reinvestment Fund
(55) Morgan Stanley Dean Witter Short-Term Bond Fund
(56) Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
(57) Morgan Stanley Dean Witter Small Cap Growth Fund
(58) Morgan Stanley Dean Witter Special Value Fund
(59) Morgan Stanley Dean Witter Strategist Fund
(60) Morgan Stanley Dean Witter Tax-Exempt Securities Trust

(61) Morgan Stanley Dean Witter Tax-Free Daily Income Trust
(62) Morgan Stanley Dean Witter Tax-Managed Growth Fund
(63) Morgan Stanley Dean Witter Total Market Index Fund
(64) Morgan Stanley Dean Witter Total Return Trust
(65) Morgan Stanley Dean Witter U.S. Government Money Market Trust
(66) Morgan Stanley Dean Witter U.S. Government Securities Trust
(67) Morgan Stanley Dean Witter Utilities Fund
(68) Morgan Stanley Dean Witter Value-Added Market Series
(69) Morgan Stanley Dean Witter Value Fund
(70) Morgan Stanley Dean Witter Variable Investment Series
(71) Morgan Stanley Dean Witter World Wide Income Trust


NAME AND POSITION WITH              OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN                 OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.                AND NATURE OF CONNECTION
--------------------                ------------------------------------------------------------
Mitchell M. Merin                   President and Chief Operating Officer of Asset Management of
President, Chief                    Morgan Stanley Dean Witter & Co. ("MSDW); Chairman, Chief
Executive Officer and               Executive Officer and Director of Morgan Stanley Dean Witter
Director                            Distributors Inc. ("MSDW Distributors") and Morgan Stanley
                                    Dean Witter Trust FSB ("MSDW Trust"); President, Chief
                                    Executive Officer and Director of Morgan Stanley Dean Witter
                                    Services Company Inc. ("MSDW Services"); President of the
                                    Morgan Stanley Dean Witter Funds; Executive Vice President
                                    and Director of Dean Witter Reynolds Inc. ("DWR"); Director
                                    of various MSDW subsidiaries; Trustee of various Van Kampen investment companies.

Barry Fink                          Assistant Secretary of DWR; Executive Vice President,
Executive Vice President,           Secretary, General Counsel and Director of MSDW Services;
Secretary, General                  Executive Vice President, Assistant Secretary and Assistant
Counsel and Director                General Counsel of MSDW Distributors; Vice President,
                                    Secretary and General Counsel of the Morgan Stanley Dean
                                    Witter Funds.

Joseph J. McAlinden                 Vice President of the Morgan Stanley Dean Witter Funds;
Executive Vice President            Director of MSDW Trust.
and Chief Investment
Officer

Ronald E. Robison                   Executive Vice President, Chief Administrative Officer
Executive Vice President,           and Director of MSDW Services; Vice President of the
Chief Administrative                Morgan Stanley Dean Witter Funds.
Officer and Director


                                       6


NAME AND POSITION WITH              OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN                 OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.                AND NATURE OF CONNECTION
--------------------                ------------------------------------------------------------
Edward C. Oelsner, III
Executive Vice President

Joseph R. Arcieri                   Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds.

Peter M. Avelar                     Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds.
and Director of the High
Yield Group

Mark Bavoso                         Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds.

Douglas Brown
Senior Vice President

Rosalie Clough
Senior Vice President
and Director of Marketing

Richard Felegy
Senior Vice President

Sheila A. Finnerty                  Vice President of Morgan Stanley Dean Witter Prime
Senior Vice President               Income Trust.

Edward F. Gaylor                    Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds.

Robert S. Giambrone                 Senior Vice President of MSDW Services, MSDW
Senior Vice President               Distributors and MSDW Trust and  Director of MSDW Trust;
                                    Vice President of the Morgan Stanley Dean Witter Funds.

Rajesh K. Gupta                     Vice President of various Morgan Stanley Dean Witter
Senior Vice President,              Funds.
Director of the Taxable
Fixed Income Group and
Chief Administrative Officer -
Investments

Kenton J. Hinchliffe                Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds.

Kevin Hurley                        Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds.

                                       7

NAME AND POSITION WITH              OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN                 OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.                        AND NATURE OF CONNECTION
--------------------                ------------------------------------------------------------
Jenny Beth Jones                    Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds.

Michelle Kaufman                    Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds.

John B. Kemp, III                   President of MSDW Distributors.
Senior Vice President

Anita H. Kolleeny                   Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds.
and Director of Sector
Rotation

Jonathan R. Page                    Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds.
and Director of the Money
Market Group

Ira N. Ross                         Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds.

Guy G. Rutherfurd, Jr.              Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds.
and Director of the Growth
Group

Rochelle G. Siegel                  Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds.

James Solloway
Senior Vice President

Katherine H. Stromberg              Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds.

Paul D. Vance                       Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds.
and Director of the Growth
and Income Group

Elizabeth A. Vetell
Senior Vice President
and Director of Shareholder
Communication


                                       8

NAME AND POSITION WITH              OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN                 OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.                        AND NATURE OF CONNECTION
--------------------                ------------------------------------------------------------
James F. Willison                   Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds.
and Director of the
Tax-Exempt Fixed
Income Group

Raymond A. Basile
First Vice President

Thomas F. Caloia                    First Vice President and Assistant Treasurer of
First Vice President                MSDW Services; Assistant Treasurer of MSDW
and Assistant                       Distributors; Treasurer and Chief Financial and Accounting
Treasurer                           Officer of the Morgan Stanley Dean Witter Funds.

Thomas Chronert
First Vice President

Marilyn K. Cranney                  Assistant Secretary of DWR; First Vice President and
First Vice President                Assistant Secretary of MSDW Services; Assistant
and Assistant Secretary             Secretary of MSDW Distributors and the Morgan Stanley
                                    Dean Witter Funds.

Salvatore DeSteno                   First Vice President of MSDW Services.
First Vice President

Peter W. Gurman
First Vice President

Michael Interrante                  First Vice President and Controller of MSDW Services;
First Vice President                Assistant Treasurer of MSDW Distributors; First Vice
and Controller                      President and Treasurer of MSDW Trust.

David Johnson
First Vice President

Stanley Kapica
First Vice President

Douglas J. Ketterer
First Vice President

Todd Lebo First                     Vice President and Assistant Secretary of MSDW
First Vice President and            Services; Assistant Secretary of MSDW Distributors and
Assistant Secretary                 the Morgan Stanley Dean Witter Funds.



                                       9

NAME AND POSITION WITH              OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN                 OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.                AND NATURE OF CONNECTION
--------------------                ------------------------------------------------------------

Lou Anne D. McInnis                 First Vice President and Assistant Secretary of MSDW
First Vice President and            Services; Assistant Secretary of MSDW Distributors and
Assistant Secretary                 the Morgan Stanley Dean Witter Funds.

Carsten Otto                        First Vice President and Assistant Secretary of MSDW
First Vice President                Services; Assistant Secretary of MSDW Distributors and
and Assistant Secretary             the Morgan Stanley Dean Witter Funds.

Carl F. Sadler
First Vice President

Ruth Rossi                          First Vice President and Assistant Secretary of MSDW
First Vice President and            Services; Assistant Secretary of MSDW Distributors and
Assistant Secretary                 the Morgan Stanley Dean Witter Funds.

James P. Wallin
First Vice President

Robert Abreu
Vice President

Dale Albright
Vice President

Joan G. Allman
Vice President

Andrew Arbenz                       Vice President of Morgan Stanley Dean Witter Global
Vice President                      Utilities Fund.

Armon Bar-Tur                       Vice President of various Morgan Stanley Dean Witter
Vice President                      Funds.

Maurice Bendrihem
Vice President and
Assistant Controller

Thomas A. Bergeron
Vice President

Philip Bernstein
Vice President

Dale Boettcher
Vice President


                                       10

NAME AND POSITION WITH              OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN                 OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.                AND NATURE OF CONNECTION
--------------------                ------------------------------------------------------------
Michelina Calandrella
Vice President

Ronald Caldwell
Vice President

Joseph Cardwell
Vice President

Liam Carroll
Vice President

Philip Casparius
Vice President

Annette Celenza
Vice President

Aaron Clark
Vice President

William Connerly
Vice President

Michael J. Davey
Vice President

David Dineen                        Vice President of various Morgan Stanley Dean Witter
Vice President                      Funds.

Glen H. Frey                        Vice President of Morgan Stanley Dean Witter Information
Vice President                      Fund.

Jeffrey D. Geffen
Vice President

Sandra Gelpieryn
Vice President

Charmaine George
Vice President

Michael Geringer
Vice President

Gail Gerrity-Burke
Vice President

                                       11

NAME AND POSITION WITH              OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN                 OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.                AND NATURE OF CONNECTION
--------------------                ------------------------------------------------------------

Peter Gewirtz
Vice President

Ellen Gold
Vice President

Stephen Greenhut
Vice President

Trey Hancock
Vice President

Laury A. Haskamp
Vice President

Matthew T. Haynes                   Vice President of various Morgan Stanley Dean Witter
Vice President                      Funds.

Peter Hermann                       Vice President of various Morgan Stanley Dean Witter
Vice President                      Funds.

David T. Hoffman
Vice President

Thomas G. Hudson II
Vice President

Kevin Jung                          Vice President of various Morgan Stanley Dean Witter
Vice President                      Funds.

Carol Espejo-Kane
Vice President

Nancy Karole-Kennedy
Vice President

Paula LaCosta                       Vice President of various Morgan Stanley Dean Witter
Vice President                      Funds.

Kimberly LaHart
Vice President

Thomas Lawlor
Vice President

Gerard J. Lian                      Vice President of various Morgan Stanley Dean Witter
Vice President                      Funds.



                                       12

NAME AND POSITION WITH              OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN                 OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.                        AND NATURE OF CONNECTION
--------------------                ------------------------------------------------------------
Cameron J. Livingstone
Vice President

Nancy Login
Vice President

Sharon Loguercio
Vice President

Steven MacNamara
Vice President

Catherine Maniscalco                Vice President of various Morgan Stanley Dean Witter
Vice President                      Funds.

Peter R. McDowell
Vice President

Albert McGarity
Vice President

Teresa McRoberts                    Vice President of various Morgan Stanley Dean Witter
Vice President                      Funds.

Mark Mitchell
Vice President

Julie Morrone                       Vice President of various Morgan Stanley Dean Witter
Vice President                      Funds.

Mary Beth Mueller
Vice President

David Myers                         Vice President of Morgan Stanley Dean Witter Natural
Vice President                      Resource Development Securities Inc.

James Nash
Vice President

Richard Norris
Vice President

Hilary A. O'Neill
Vice President

Mori Paulson
Vice President

                                       13

NAME AND POSITION WITH              OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN                 OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.                AND NATURE OF CONNECTION
--------------------                ------------------------------------------------------------

Anne Pickrell
Vice President

Frances Roman
Vice President

Dawn Rorke
Vice President

John Roscoe                         Vice President of Morgan Stanley Dean Witter
Vice President                      Real Estate Fund.

Hugh Rose
Vice President

Robert Rossetti                     Vice President of Morgan Stanley Dean Witter Competitive
Vice President                      Edge Fund.

Sally Sancimino
Vice President

Deborah Santaniello
Vice President

Patrice Saunders
Vice President

Howard A. Schloss                   Vice President of Morgan Stanley Dean Witter Federal
Vice President                      Securities Trust.

Alison M. Sharkey
Vice President

Peter J. Seeley                     Vice President of various Morgan Stanley Dean Witter
Vice President                      Funds.

Ronald B. Silvestri                 Vice President of various Morgan Stanley Dean Witter
Vice President                      Funds.

Robert Stearns
Vice President

Naomi Stein
Vice President

William Stevens
Vice President

                                       14

NAME AND POSITION WITH              OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN                 OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.                AND NATURE OF CONNECTION
--------------------                ------------------------------------------------------------

Michael Strayhorn
Vice President

Marybeth Swisher
Vice President

Michael Thayer
Vice President

Robert Vanden Assem
Vice President

David Walsh
Vice President

Alice Weiss                         Vice President of various Morgan Stanley Dean Witter
Vice President                      Funds.

John Wong
Vice President

     The principal address of MSDW Advisors, MSDW Services, MSDW Distributors, DWR, and the Morgan Stanley Dean Witter Funds is Two World Trade Center, New York, New York 10048. The principal address of MSDW is 1585 Broadway, New York, New York 10036. The principal address of MSDW Trust is 2 Harborside Financial Center, Jersey City, New Jersey 07311.

Item 27.    Principal Underwriters

(a) Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. MSDW Distributors is also the principal underwriter of the following investment companies:

(1)     Active Assets California Tax-Free Trust
(2)     Active Assets Government Securities Trust
(3)     Active Assets Institutional Money Trust
(4)     Active Assets Money Trust
(5)     Active Assets Premier Money Trust
(6)     Active Assets Tax-Free Trust
(7)     Morgan Stanley Dean Witter 21st Century Trend Fund
(8)     Morgan Stanley Dean Witter Aggressive Equity Fund
(9)     Morgan Stanley Dean Witter American Opportunities Fund
(10)    Morgan Stanley Dean Witter Balanced Growth Fund
(11)    Morgan Stanley Dean Witter Balanced Income Fund
(12)    Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
(13)    Morgan Stanley Dean Witter California Tax-Free Income Fund
(14)    Morgan Stanley Dean Witter Capital Growth Securities
(15)    Morgan Stanley Dean Witter Competitive Edge Fund, "Best Ideas Portfolio"
(16)    Morgan Stanley Dean Witter Convertible Securities Trust
(17)    Morgan Stanley Dean Witter Developing Growth Securities Trust
(18)    Morgan Stanley Dean Witter Diversified Income Trust

(19)     Morgan Stanley Dean Witter Dividend Growth Securities Inc.
(20)     Morgan Stanley Dean Witter Equity Fund
(21)     Morgan Stanley Dean Witter European Growth Fund Inc.
(22)     Morgan Stanley Dean Witter Federal Securities Trust
(23)     Morgan Stanley Dean Witter Financial Services Trust
(24)     Morgan Stanley Dean Witter Fund of Funds
(25)     Morgan Stanley Dean Witter Global Dividend Growth Securities
(26)     Morgan Stanley Dean Witter Global Utilities Fund
(27)     Morgan Stanley Dean Witter Growth Fund
(28)     Morgan Stanley Dean Witter Hawaii Municipal Trust
(29)     Morgan Stanley Dean Witter Health Sciences Trust
(30)     Morgan Stanley Dean Witter High Yield Securities Inc.
(31)     Morgan Stanley Dean Witter Income Builder Fund
(32)     Morgan Stanley Dean Witter Information Fund
(33)     Morgan Stanley Dean Witter Intermediate Income Securities
(34)     Morgan Stanley Dean Witter International Fund
(35)     Morgan Stanley Dean Witter International SmallCap Fund
(36)     Morgan Stanley Dean Witter Japan Fund
(37)     Morgan Stanley Dean Witter Latin American Growth Fund
(38)     Morgan Stanley Dean Witter Limited Term Municipal Trust
(39)     Morgan Stanley Dean Witter Liquid Asset Fund Inc.
(40)     Morgan Stanley Dean Witter Market Leader Trust
(41)     Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities
(42)     Morgan Stanley Dean Witter Mid-Cap Equity Trust
(43)     Morgan Stanley Dean Witter Multi-State Municipal Series Trust
(44)     Morgan Stanley Dean Witter Natural Resource Development Securities Inc.
(45)     Morgan Stanley Dean Witter New York Municipal Money Market Trust
(46)     Morgan Stanley Dean Witter New York Tax-Free Income Fund
(47)     Morgan Stanley Dean Witter Next Generation Trust
(48)     Morgan Stanley Dean Witter North American Government Income Trust
(49)     Morgan Stanley Dean Witter Pacific Growth Fund Inc.
(50)     Morgan Stanley Dean Witter Prime Income Trust
(51)     Morgan Stanley Dean Witter Real Estate Fund
(52)     Morgan Stanley Dean Witter S&P 500 Index Fund
(53)     Morgan Stanley Dean Witter S&P 500 Select Fund
(54)     Morgan Stanley Dean Witter Short-Term Bond Fund
(55)     Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
(56)     Morgan Stanley Dean Witter Small Cap Growth Fund
(57)     Morgan Stanley Dean Witter Special Value Fund
(58)     Morgan Stanley Dean Witter Strategist Fund
(59)     Morgan Stanley Dean Witter Tax-Exempt Securities Trust
(60)     Morgan Stanley Dean Witter Tax-Free Daily Income Trust
(61)     Morgan Stanley Dean Witter Tax-Managed Growth Fund
(62)     Morgan Stanley Dean Witter Total Market Index Fund
(63)     Morgan Stanley Dean Witter Total Return Trust
(64)     Morgan Stanley Dean Witter U.S. Government Money Market Trust
(65)     Morgan Stanley Dean Witter U.S. Government Securities Trust
(66)     Morgan Stanley Dean Witter Utilities Fund
(67)     Morgan Stanley Dean Witter Value-Added Market Series
(68)     Morgan Stanley Dean Witter Value Fund
(69)     Morgan Stanley Dean Witter Variable Investment Series
(70)     Morgan Stanley Dean Witter World Wide Income Trust

(b) The following information is given regarding directors and officers of MSDW Distributors not listed in Item 26 above. The principal address of MSDW Distributors is Two World Trade Center, New York, New York 10048. Other than Mr. Purcell, who is a Trustee of the Registrant, none of the following persons has any position or office with the Registrant.

Name                       Positions and Office with MSDW Distributors
----                       -------------------------------------------
Michael T. Gregg           Vice President and Assistant Secretary.

James F. Higgins           Director

Philip J. Purcell          Director

John Schaeffer             Director

Charles Vadala             Senior Vice President and Financial Principal.

Item 28.        Location of Accounts and Records

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

Item 29.        Management Services

     Registrant is not a party to any such management-related service contract.

Item 30.        Undertakings

     Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 26th day of April, 2001.

                                MORGAN STANLEY DEAN WITTER SMALL CAP GROWTH FUND

                                           By  /s/ Barry Fink
                                             ----------------------
                                                   Barry Fink
                                                   Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 12 has been signed below by the following persons in the capacities and on the dates indicated.


         Signatures                                  Title                                 Date
         ----------                                  ------                                ----
(1) Principal Executive Officer             Chairman, Chief Executive Officer,
                                            and Trustee
By  /s/ Charles A. Fiumefreddo
    --------------------------                                                            04/26/01
        Charles A. Fiumefreddo

(2) Principal Financial Officer             Treasurer and Principal
                                            Accounting Officer

By  /s/ Thomas F. Caloia                                                                  04/26/01
    --------------------------
        Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell
    James F. Higgins

By  /s/ Barry Fink                                                                        04/26/01
    --------------------------
        Barry Fink
        Attorney-in-Fact

    Michael Bozic          Manuel H. Johnson
    Edwin J. Garn          Michael E. Nugent
    Wayne E. Hedien        John L. Schroeder


By  /s/ David M. Butowsky                                                                  04/26/01
        David M. Butowsky
        Attorney-in-Fact

                MORGAN STANLEY DEAN WITTER SMALL CAP GROWTH FUND

                                  EXHIBIT INDEX



8 (a). Amended and Restated Transfer Agency and Service Agreement, dated September 1, 2000.

10 (a).  Consent of Independent Auditors.

10 (b).  Consent of PricewaterhouseCoopers LLP.

14.      Amended Multi-Class Plan pursuant to Rule 18f-3, dated March 12, 2001.

16 (a). Code of Ethics of Morgan Stanley Dean Witter Advisors Inc. and Morgan Stanley Dean Witter Distributors Inc., as well as other MSDW affiliated entities.

16 (b).  Code of Ethics of the Morgan Stanley Dean Witter Funds.

Other    Power of Attorney for James F. Higgins.